EXHIBIT 99.2 THE ALLSTATE CORPORATION Investor Supplement Third Quarter 2017 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE ALLSTATE CORPORATION
Investor Supplement - Third Quarter 2017
Table of Contents

Consolidated

Statements of Operations	1
Contribution to Income	2
Revenues	3
Segment Results	4,5
Statements of Financial Position	6
Book Value Per Common Share	7
Return on Common Shareholders' Equity	8
Debt to Capital	9
Statements of Cash Flows	10
Analysis of Deferred Policy Acquisition Costs	11,12
Policies in Force and Other Statistics	13

Property-Liability Operations

Property-Liability Results	14
Property-Liability Underwriting Results by Area of Business	15
Property-Liability Premiums Written by Brand	16
Impact of Net Rate Changes Approved on Premiums Written	17
Allstate Brand Profitability Measures	18
Allstate Brand Statistics	19
Allstate Brand Auto Claim Frequency Analysis	20,21
Esurance Brand Profitability Measures and Statistics	22
Encompass Brand Profitability Measures and Statistics	23
SquareTrade Profitabillity Measures	24
Auto Profitability Measures	25
Homeowners Profitability Measures	26
Other Personal Lines Profitability Measures	27
Commercial Lines Profitability Measures	28
Other Business Lines Profitability Measures	29
Allstate Brand Auto and Homeowners Underlying Loss and Expense	30
Homeowners Supplemental Information	31
Catastrophe Losses by Brand	32
Catastrophe Experience	33
Prior Year Reserve Reestimates	34
Asbestos and Environmental Reserves	35

Allstate Financial Operations

Allstate Financial Segment Results	36
Return on Attributed Equity	37
Allstate Financial Premiums and Contract Charges and Other Statistics	38
Allstate Financial Change in Contractholder Funds	39
Allstate Financial Analysis of Net Income	40
Allstate Financial Weighted Average Investment Spreads	41
Allstate Financial Supplemental Product Information	42
Allstate Life, Allstate Benefits and Allstate Annuities Results and Product Information	43,44

Corporate and Other Segment Results 45

Investments

Investments	46
Unrealized Net Capital Gains and Losses on Security Portfolio by Type	47
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	48
Property-Liability Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	49
Allstate Financial Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	50
Consolidated Investment Position and Results by Strategy	51
Property-Liability Consolidated Investment Position and Results by Strategy	52
Allstate Financial Consolidated Investment Position and Results by Strategy	53
Performance-Based Investments	54
Limited Partnership Interests	55

Definitions of Non-GAAP Measures 56

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Revenues									
Property-liability insurance premiums	$ 8,121	$ 8,018	$ 7,959	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 24,098	$ 23,406
Life and annuity premiums and contract charges	593	591	593	574	571	564	566	1,777	1,701
Net investment income	843	897	748	801	748	762	731	2,488	2,241
Realized capital gains and losses:									
Total other-than-temporary impairment ("OTTI") losses	(26)	(47)	(62)	(72)	(73)	(77)	(91)	(135)	(241)
OTTI losses reclassified to (from) other comprehensive income	(2)	(3)	3	2	-	(2)	10	(2)	8
Net OTTI losses recognized in earnings	(28)	(50)	(59)	(70)	(73)	(79)	(81)	(137)	(233)
Sales and other realized capital gains and losses	131	131	193	72	106	103	(68)	455	141
Total realized capital gains and losses	103	81	134	2	33	24	(149)	318	(92)
Total revenues	9,660	9,587	9,434	9,278	9,221	9,164	8,871	28,681	27,256
Costs and expenses									
Property-liability insurance claims and claims expense	5,545	5,689	5,416	5,083	5,553	5,901	5,684	16,650	17,138
Life and annuity contract benefits	456	486	474	464	484	454	455	1,416	1,393
Interest credited to contractholder funds	174	175	173	168	183	185	190	522	558
Amortization of deferred policy acquisition costs	1,200	1,176	1,169	1,157	1,138	1,126	1,129	3,545	3,393
Operating costs and expenses	1,218	1,086	1,097	1,063	1,021	1,040	982	3,401	3,043
Restructuring and related charges	14	53	10	9	5	11	5	77	21
Interest expense	83	83	85	77	73	72	73	251	218
Total costs and expenses	8,690	8,748	8,424	8,021	8,457	8,789	8,518	25,862	25,764
Gain on disposition of operations	1	12	2	1	1	1	2	15	4
Income from operations before income tax expense	971	851	1,012	1,258	765	376	355	2,834	1,496
Income tax expense	305	272	317	418	245	105	109	894	459
Net income	$ 666	$ 579	$ 695	$ 840	$ 520	$ 271	$ 246	$ 1,940	$ 1,037
Preferred stock dividends	29	29	29	29	29	29	29	87	87
Net income applicable to common shareholders	$ 637	$ 550	$ 666	$ 811	$ 491	$ 242	$ 217	$ 1,853	$ 950
Earnings per common share: [(1)]									
Net income applicable to common shareholders per common share - Basic	$ 1.76	$ 1.51	$ 1.82	$ 2.20	$ 1.32	$ 0.65	$ 0.57	$ 5.10	$ 2.54
Weighted average common shares - Basic	361.3	363.6	365.7	368.0	371.5	373.6	378.1	363.5	374.4
Net income applicable to common shareholders per common share - Diluted	$ 1.74	$ 1.49	$ 1.79	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 5.02	$ 2.51
Weighted average common shares - Diluted	367.1	369.0	371.3	372.5	375.9	378.1	382.9	369.1	378.9
Cash dividends declared per common share	$ 0.37	$ 0.37	$ 0.37	$ 0.33	$ 0.33	$ 0.33	$ 0.33	$ 1.11	$ 0.99

(1) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

1

THE ALLSTATE CORPORATION
CONTRIBUTION TO INCOME
($ in millions, except per share data)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Contribution to income									
Net income applicable to common shareholders	$ 637	$ 550	$ 666	$ 811	$ 491	$ 242	$ 217	$ 1,853	$ 950
Realized capital gains and losses, after-tax	(67)	(53)	(88)	(1)	(22)	(17)	96	(208)	57
Valuation changes on embedded derivatives that are not hedged, after-tax	1	1	-	(6)	-	4	4	2	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	2	3	3	1	1	1	1	8	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	(1)	-	(2)	-	-	(1)	(2)	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax	17	16	29	4	5	6	6	62	17
Gain on disposition of operations, after-tax	(2)	(6)	(2)	-	(1)	(1)	(1)	(10)	(3)
Operating income *	$ 587	$ 510	$ 608	$ 807	$ 474	$ 235	$ 322	$ 1,705	$ 1,031
Income per common share - Diluted									
Net income applicable to common shareholders	$ 1.74	$ 1.49	$ 1.79	$ 2.18	$ 1.31	$ 0.64	$ 0.57	$ 5.02	$ 2.51
Realized capital gains and losses, after-tax	(0.18)	(0.14)	(0.24)	-	(0.06)	(0.04)	0.25	(0.56)	0.15
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	-	(0.02)	-	0.01	0.01	0.01	0.02
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	0.01	0.01	0.01	-	-	-	-	0.02	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	(0.01)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.04	0.04	0.08	0.01	0.01	0.01	0.01	0.17	0.04
Gain on disposition of operations, after-tax	(0.01)	(0.02)	-	-	-	-	-	(0.03)	(0.01)
Operating income *	$ 1.60	$ 1.38	$ 1.64	$ 2.17	$ 1.26	$ 0.62	$ 0.84	$ 4.62	$ 2.72
Weighted average common shares - Diluted	367.1	369.0	371.3	372.5	375.9	378.1	382.9	369.1	378.9

2

3 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 Property-Liability Property-Liability insurance premiums $ 8,121 $ 8,018 $ 7,959 $ 7,901 $ 7,869 $ 7,814 $ 7,723 $ 24,098 $ 23,406 Net investment income 372 391 311 338 310 316 302 1,074 928 Realized capital gains and losses 82 85 135 14 53 26 (99) 302 (20) Total Property-Liability revenues 8,575 8,494 8,405 8,253 8,232 8,156 7,926 25,474 24,314 Allstate Financial Life and annuity premiums and contract charges 593 591 593 574 571 564 566 1,777 1,701 Net investment income 461 496 426 453 427 435 419 1,383 1,281 Realized capital gains and losses 21 (4) (1) (11) (21) - (49) 16 (70) Total Allstate Financial revenues 1,075 1,083 1,018 1,016 977 999 936 3,176 2,912 Corporate and Other Net investment income 10 10 11 10 11 11 10 31 32 Realized capital gains and losses - - - (1) 1 (2) (1) - (2) Total Corporate and Other revenues 10 10 11 9 12 9 9 31 30 Consolidated revenues $ 9,660 $ 9,587 $ 9,434 $ 9,278 $ 9,221 $ 9,164 $ 8,871 $ 28,681 $ 27,256 THE ALLSTATE CORPORATION REVENUES ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
SEGMENT RESULTS
($ in millions)

For the three months ended September 30, 2017	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 8,121	$ -	$ 8,121	$ 593	$ -	$ 8,714
Claims and claims expense	(5,457)	(88)	(5,545)	-	-	(5,545)
Contract benefits and interest credited to contractholder funds	-	-	-	(630)	-	(630)
Amortization of deferred policy acquisition costs	(1,138)	-	(1,138)	(62)	-	(1,200)
Operating costs and expenses	(995)	-	(995)	(130)	(93) [1]	(1,218)
Restructuring and related charges	(13)	-	(13)	(1)	-	(14)
Interest expense	(1)	-	(1)	-	(82)	(83)
Underwriting income (loss)	$ 517	$ (88)	$ 429			
Net investment income			372	461	10	843
Realized capital gains and losses			82	21	-	103
Gain on disposition of operations			-	1	-	1
Income tax (expense) benefit			(279)	(85)	59	(305)
Preferred stock dividends			-	-	(29)	(29)
Net income (loss) applicable to common shareholders			$ 604	$ 168	$ (135)	$ 637
Realized capital gains and losses, after-tax			(54)	(13)	-	(67)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	1	-	1
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	2	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			16	-	1	17
Gain on disposition of operations, after-tax			(1)	(1)	-	(2)
Operating income (loss) *			$ 564	$ 157 [2]	$ (134) [2]	$ 587

For the three months ended September 30, 2016	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 7,869	$ -	$ 7,869	$ 571	$ -	$ 8,440
Claims and claims expense	(5,454)	(99)	(5,553)	-	-	(5,553)
Contract benefits and interest credited to contractholder funds	-	-	-	(667)	-	(667)
Amortization of deferred policy acquisition costs	(1,068)	-	(1,068)	(70)	-	(1,138)
Operating costs and expenses	(887)	(1)	(888)	(126)	(7)	(1,021)
Restructuring and related charges	(5)	-	(5)	-	-	(5)
Interest expense	-	-	-	-	(73)	(73)
Underwriting income (loss)	$ 455	$ (100)	$ 355			
Net investment income			310	427	11	748
Realized capital gains and losses			53	(21)	1	33
Gain on disposition of operations			-	1	-	1
Income tax (expense) benefit			(235)	(35)	25	(245)
Preferred stock dividends			-	-	(29)	(29)
Net income (loss) applicable to common shareholders			$ 483	$ 80	$ (72)	$ 491
Realized capital gains and losses, after-tax			(36)	14	-	(22)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	1	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax			5	-	-	5
Gain on disposition of operations, after-tax			-	(1)	-	(1)
Operating income (loss) *			$ 452	$ 94 [2]	$ (72) [2]	$ 474

(1) Includes a pension settlement loss of $86 million recorded for the three months ended September 30, 2017.

(2) Operating income is the segment measure for Allstate Financial and Corporate and Other and is not a non-GAAP measure.

4

THE ALLSTATE CORPORATION
SEGMENT RESULTS
($ in millions)

For the nine months ended September 30, 2017

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 24,098	$ -	$ 24,098	$ 1,777	$ -	$ 25,875
Claims and claims expense	(16,557)	(93)	(16,650)	-	-	(16,650)
Contract benefits and interest credited to contractholder funds	-	-	-	(1,938)	-	(1,938)
Amortization of deferred policy acquisition costs	(3,331)	-	(3,331)	(214)	-	(3,545)
Operating costs and expenses	(2,876)	(2)	(2,878)	(395)	(128) (1)	(3,401)
Restructuring and related charges	(75)	-	(75)	(2)	-	(77)
Interest expense	(1)	-	(1)	-	(250)	(251)
Underwriting income (loss)	$ 1,258	$ (95)	$ 1,163			
Net investment income			1,074	1,383	31	2,488
Realized capital gains and losses			302	16	-	318
Gain on disposition of operations			10	5	-	15
Income tax (expense) benefit			(809)	(210)	125	(894)
Preferred stock dividends			-	-	(87)	(87)
Net income (loss) applicable to common shareholders			$ 1,740	$ 422	$ (309)	$ 1,853
Realized capital gains and losses, after-tax			(199)	(9)	-	(208)
Valuation changes on embedded derivatives that are not hedged, after-tax			-	2	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	8	-	8
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax			48	-	14	62
Gain on disposition of operations, after-tax			(7)	(3)	-	(10)
Operating income (loss) *			$ 1,580	$ 420 (2)	$ (295) (2)	$ 1,705

For the nine months ended September 30, 2016

	Allstate Protection	Discontinued Lines and Coverages	Total Property-Liability	Allstate Financial	Corporate and Other	Consolidated
Premiums and contract charges	$ 23,406	$ -	$ 23,406	$ 1,701	$ -	$ 25,107
Claims and claims expense	(17,036)	(102)	(17,138)	-	-	(17,138)
Contract benefits and interest credited to contractholder funds	-	-	-	(1,951)	-	(1,951)
Amortization of deferred policy acquisition costs	(3,181)	-	(3,181)	(212)	-	(3,393)
Operating costs and expenses	(2,651)	(2)	(2,653)	(370)	(20)	(3,043)
Restructuring and related charges	(20)	-	(20)	(1)	-	(21)
Interest expense	-	-	-	-	(218)	(218)
Underwriting income (loss)	$ 518	$ (104)	$ 414			
Net investment income			928	1,281	32	2,241
Realized capital gains and losses			(20)	(70)	(2)	(92)
Gain on disposition of operations			-	4	-	4
Income tax (expense) benefit			(419)	(118)	78	(459)
Preferred stock dividends			-	-	(87)	(87)
Net income (loss) applicable to common shareholders			$ 903	$ 264	$ (217)	$ 950
Realized capital gains and losses, after-tax			10	46	1	57
Valuation changes on embedded derivatives that are not hedged, after-tax			-	8	-	8
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax			-	3	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			17	-	-	17
Gain on disposition of operations, after-tax			-	(3)	-	(3)
Operating income (loss) *			$ 929	$ 318 (2)	$ (216) (2)	$ 1,031

(1) Includes a pension settlement loss of $86 million recorded in the third quarter of 2017.

(2) Operating income is the segment measure for Allstate Financial and Corporate and Other and is not a non-GAAP measure.

5

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
($ in millions)

	Sept 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,608, $56,901, $57,194, $56,576 and $57,775)	$ 59,391	$ 58,656	$ 58,636	$ 57,839	$ 60,306
Equity securities, at fair value (cost $5,468, $5,321, $5,026, $5,157 and $4,800)	6,434	6,117	5,685	5,666	5,288
Mortgage loans	4,322	4,336	4,349	4,486	4,396
Limited partnership interests	6,600	6,206	5,982	5,814	5,588
Short-term, at fair value (amortized cost $2,198, $2,175, $2,753, $4,288 and $1,863)	2,198	2,175	2,753	4,288	1,863
Other	3,826	3,815	3,738	3,706	3,663
Total investments	82,771	81,305	81,143	81,799	81,104
Cash	690	482	442	436	389
Premium installment receivables, net	5,922	5,693	5,649	5,597	5,799
Deferred policy acquisition costs	4,147	4,037	3,988	3,954	3,886
Reinsurance recoverables, net [1]	9,748	8,722	8,723	8,745	8,922
Accrued investment income	590	573	577	567	567
Property and equipment, net	1,067	1,072	1,067	1,065	1,013
Goodwill	2,309	2,309	2,295	1,219	1,219
Other assets	2,966	3,256	2,923	1,835	2,169
Separate Accounts	3,422	3,416	3,436	3,393	3,469
Total assets	$ 113,632	$ 110,865	$ 110,243	$ 108,610	$ 108,537

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Liabilities					
Reserve for property-liability insurance claims and claims expense	$ 27,154	$ 25,884	$ 25,628	$ 25,250	$ 25,450
Reserve for life-contingent contract benefits	12,227	12,234	12,223	12,239	12,228
Contractholder funds	19,650	19,832	20,051	20,260	20,583
Unearned premiums	13,535	13,024	12,705	12,583	12,772
Claim payments outstanding	959	939	845	879	934
Deferred income taxes	1,249	1,104	833	487	935
Other liabilities and accrued expenses	6,968	6,583	7,018	6,599	6,122
Long-term debt	6,349	6,348	6,346	6,347	5,110
Separate Accounts	3,422	3,416	3,436	3,393	3,469
Total liabilities	91,513	89,364	89,085	88,037	87,603
Equity					
Preferred stock and additional capital paid-in, 72.2 thousand shares outstanding	1,746	1,746	1,746	1,746	1,746
Common stock, 360 million, 361 million, 365 million, 366 million and 368 million shares outstanding [2]	9	9	9	9	9
Additional capital paid-in	3,330	3,269	3,285	3,303	3,237
Retained income	42,125	41,622	41,208	40,678	39,990
Deferred ESOP expense	(6)	(6)	(6)	(6)	(13)
Treasury stock, at cost (540 million, 539 million, 535 million, 534 million and 532 million shares)	(25,413)	(25,241)	(24,887)	(24,741)	(24,537)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses:					
Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	68	65	59	57	56
Other unrealized net capital gains and losses	1,715	1,590	1,304	1,091	1,902
Unrealized adjustment to DAC, DSI and insurance reserves	(132)	(129)	(107)	(95)	(141)
Total unrealized net capital gains and losses	1,651	1,526	1,256	1,053	1,817
Unrealized foreign currency translation adjustments	(14)	(42)	(53)	(50)	(48)
Unrecognized pension and other postretirement benefit cost	(1,309)	(1,382)	(1,400)	(1,419)	(1,267)
Total accumulated other comprehensive income (loss)	328	102	(197)	(416)	502
Total shareholders' equity	22,119	21,501	21,158	20,573	20,934
Total liabilities and shareholders' equity	$ 113,632	$ 110,865	$ 110,243	$ 108,610	$ 108,537

[1] Reinsurance recoverables of unpaid losses related to Property-Liability were $7.26 billion, $6.21 billion, $6.18 billion, $6.18 billion and $6.35 billion as of September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.
[2] Common shares outstanding were 359,787,293; 361,280,366; 365,015,746; 365,771,746 and 368,126,127 as of September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016 and September 30, 2016, respectively.

6

THE ALLSTATE CORPORATION
BOOK VALUE PER COMMON SHARE
($ in millions, except per share data)

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Book value per common share							
Numerator:							
Common shareholders' equity [(1)]	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	365.8	367.0	370.4	370.8	372.7	375.8	380.3
Book value per common share	$ 55.69	$ 53.83	$ 52.41	$ 50.77	$ 51.48	$ 50.05	$ 48.89
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities							
Numerator:							
Common shareholders' equity	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Unrealized net capital gains and losses on fixed income securities	1,028	1,013	831	727	1,506	1,407	993
Adjusted common shareholders' equity	$ 19,345	$ 18,742	$ 18,581	$ 18,100	$ 17,682	$ 17,400	$ 17,601
Denominator:							
Common shares outstanding and dilutive potential common shares outstanding	365.8	367.0	370.4	370.8	372.7	375.8	380.3
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 52.88	$ 51.07	$ 50.16	$ 48.81	$ 47.44	$ 46.30	$ 46.28

(1) Excludes equity related to preferred stock of $1,746 million in each period.

7

THE ALLSTATE CORPORATION
RETURN ON COMMON SHAREHOLDERS' EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Common Shareholders' Equity							
Numerator:							
Net income applicable to common shareholders [1]	$ 2,664	$ 2,518	$ 2,210	$ 1,761	$ 1,410	$ 1,540	$ 1,624
Denominator:							
Beginning common shareholders' equity	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Ending common shareholders' equity	20,373	19,755	19,412	18,827	19,188	18,807	18,594
Average common shareholders' equity [2]	$ 19,781	$ 19,281	$ 19,003	$ 18,553	$ 18,973	$ 19,180	$ 19,514
Return on common shareholders' equity	13.5 %	13.1 %	11.6 %	9.5 %	7.4 %	8.0 %	8.3 %
Operating Income Return on Common Shareholders' Equity							
Numerator:							
Operating income * [1]	$ 2,512	$ 2,399	$ 2,124	$ 1,838	$ 1,656	$ 1,792	$ 1,819
Denominator:							
Beginning common shareholders' equity	$ 19,188	$ 18,807	$ 18,594	$ 18,279	$ 18,758	$ 19,552	$ 20,433
Unrealized net capital gains and losses	1,817	1,624	1,200	620	879	1,419	2,137
Adjusted beginning common shareholders' equity	17,371	17,183	17,394	17,659	17,879	18,133	18,296
Ending common shareholders' equity	20,373	19,755	19,412	18,827	19,188	18,807	18,594
Unrealized net capital gains and losses	1,651	1,526	1,256	1,053	1,817	1,624	1,200
Adjusted ending common shareholders' equity	18,722	18,229	18,156	17,774	17,371	17,183	17,394
Average adjusted common shareholders' equity [2]	$ 18,047	$ 17,706	$ 17,775	$ 17,717	$ 17,625	$ 17,658	$ 17,845
Operating income return on common shareholders' equity *	13.9 %	13.5 %	11.9 %	10.4 %	9.4 %	10.1 %	10.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

8

THE ALLSTATE CORPORATION
DEBT TO CAPITAL
($ in millions)

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Debt							
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,349	6,348	6,346	6,347	5,110	5,109	5,108
Total debt	$ 6,349	$ 6,348	$ 6,346	$ 6,347	$ 5,110	$ 5,109	$ 5,108
Capital resources							
Debt	$ 6,349	$ 6,348	$ 6,346	$ 6,347	$ 5,110	$ 5,109	$ 5,108
Shareholders' equity							
Preferred stock and additional capital paid-in	1,746	1,746	1,746	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,330	3,269	3,285	3,303	3,237	3,203	3,237
Retained income	42,125	41,622	41,208	40,678	39,990	39,623	39,505
Deferred ESOP expense	(6)	(6)	(6)	(6)	(13)	(13)	(13)
Treasury stock	(25,413)	(25,241)	(24,887)	(24,741)	(24,537)	(24,310)	(23,994)
Unrealized net capital gains and losses	1,651	1,526	1,256	1,053	1,817	1,624	1,200
Unrealized foreign currency translation adjustments	(14)	(42)	(53)	(50)	(48)	(41)	(46)
Unrecognized pension and other postretirement benefit cost	(1,309)	(1,382)	(1,400)	(1,419)	(1,267)	(1,288)	(1,304)
Total shareholders' equity	22,119	21,501	21,158	20,573	20,934	20,553	20,340
Total capital resources	$ 28,468	$ 27,849	$ 27,504	$ 26,920	$ 26,044	$ 25,662	$ 25,448
Ratio of debt to shareholders' equity	28.7 %	29.5 %	30.0 %	30.9 %	24.4 %	24.9 %	25.1 %
Ratio of debt to capital resources	22.3 %	22.8 %	23.1 %	23.6 %	19.6 %	19.9 %	20.1 %

9

THE ALLSTATE CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
CASH FLOWS FROM OPERATING ACTIVITIES									
Net income	$ 666	$ 579	$ 695	$ 840	$ 520	$ 271	$ 246	$ 1,940	$ 1,037
Adjustments to reconcile net income to net cash provided by operating activities:									
Depreciation, amortization and other non-cash items	120	119	119	97	97	97	91	358	285
Realized capital gains and losses	(103)	(81)	(134)	(2)	(33)	(24)	149	(318)	92
Gain on disposition of operations	(1)	(12)	(2)	(1)	(1)	(1)	(2)	(15)	(4)
Interest credited to contractholder funds	174	175	173	168	183	185	190	522	558
Changes in:									
Policy benefits and other insurance reserves	1,048	45	183	(347)	401	118	459	1,276	978
Unearned premiums	491	282	(248)	(178)	478	267	(205)	525	540
Deferred policy acquisition costs	(111)	(79)	14	(6)	(87)	(65)	(7)	(176)	(159)
Premium installment receivables, net	(216)	(32)	(19)	194	(209)	(38)	11	(267)	(236)
Reinsurance recoverables, net	(1,023)	(5)	11	156	(300)	(80)	(40)	(1,017)	(420)
Income taxes	161	(326)	284	387	206	(150)	(26)	119	30
Other operating assets and liabilities	660	(174)	(219)	(57)	129	64	(152)	267	41
Net cash provided by operating activities	1,866	491	857	1,251	1,384	644	714	3,214	2,742
CASH FLOWS FROM INVESTING ACTIVITIES									
Proceeds from sales									
Fixed income securities	4,987	7,438	7,083	5,929	6,543	6,373	6,216	19,508	19,132
Equity securities	1,749	829	2,601	1,477	1,582	823	1,664	5,179	4,069
Limited partnership interests	286	271	210	247	271	183	180	767	634
Mortgage loans	-	-	-	-	-	(7)	7	-	-
Other investments	52	94	24	56	62	57	87	170	206
Investment collections									
Fixed income securities	975	1,034	1,029	1,103	1,292	1,189	949	3,038	3,430
Mortgage loans	172	82	223	98	253	71	79	477	403
Other investments	121	163	174	140	113	125	43	458	281
Investment purchases									
Fixed income securities	(6,721)	(8,414)	(8,800)	(5,708)	(9,335)	(7,546)	(5,401)	(23,935)	(22,282)
Equity securities	(1,823)	(1,090)	(2,383)	(1,837)	(1,441)	(939)	(1,733)	(5,296)	(4,113)
Limited partnership interests	(504)	(310)	(268)	(322)	(425)	(433)	(270)	(1,082)	(1,128)
Mortgage loans	(163)	(62)	(86)	(186)	(196)	(220)	(44)	(311)	(460)
Other investments	(168)	(313)	(219)	(211)	(225)	(196)	(253)	(700)	(674)
Change in short-term investments, net	115	570	1,572	(2,540)	763	688	(1,357)	2,257	94
Change in other investments, net	(135)	117	(10)	9	(21)	(20)	(19)	(28)	(60)
Purchases of property and equipment, net	(70)	(72)	(74)	(123)	(70)	(68)	(52)	(216)	(190)
Acquisition of operations	-	-	(1,356)	-	-	-	-	(1,356)	-
Net cash (used in) provided by investing activities	(1,127)	337	(280)	(1,868)	(834)	80	96	(1,070)	(658)
CASH FLOWS FROM FINANCING ACTIVITIES									
Proceeds from issuance of long-term debt	-	-	-	1,236	-	-	-	-	-
Repayments of long-term debt	-	-	-	(1)	-	-	(16)	-	(16)
Contractholder fund deposits	252	258	257	264	263	261	261	767	785
Contractholder fund withdrawals	(459)	(474)	(483)	(550)	(524)	(521)	(492)	(1,416)	(1,537)
Dividends paid on common stock	(134)	(135)	(122)	(122)	(124)	(125)	(115)	(391)	(364)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)	(29)	(29)	(87)	(87)
Treasury stock purchases	(191)	(393)	(264)	(183)	(250)	(448)	(456)	(848)	(1,154)
Shares reissued under equity incentive plans, net	24	41	67	41	51	42	30	132	123
Excess tax benefits on share-based payment arrangements	-	-	-	7	5	8	12	-	25
Other	6	(56)	3	1	1	3	31	(47)	35
Net cash (used in) provided by financing activities	(531)	(788)	(571)	664	(607)	(809)	(774)	(1,890)	(2,190)
NET INCREASE (DECREASE) IN CASH	208	40	6	47	(57)	(85)	36	254	(106)
CASH AT BEGINNING OF PERIOD	482	442	436	389	446	531	495	436	495
CASH AT END OF PERIOD	$ 690	$ 482	$ 442	$ 436	$ 389	$ 446	$ 531	$ 690	$ 389

10

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2017

	Beginning balance June 30, 2017	Acquisition costs deferred	Amortization before adjustments (1)(2)	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged (2)	Amortization (acceleration) deceleration for changes in assumptions (2)	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2017
Property-Liability	$ 2,328	$ 1,242	$ (1,138)	$ -	$ -	$ -	$ 2,432
Allstate Financial:							
Traditional life and accident and health	841	50	(34)	-	-	-	857
Interest-sensitive life	831	21	(35)	(4)	13	(3)	823
Fixed annuity	37	-	(2)	-	-	-	35
Subtotal	1,709	71	(71)	(4)	13	(3)	1,715
Consolidated	$ 4,037	$ 1,313	$ (1,209)	$ (4)	$ 13	$ (3)	$ 4,147

Change in Deferred Policy Acquisition Costs
For the three months ended September 30, 2016

	Beginning balance June 30, 2016	Acquisition costs deferred	Amortization before adjustments	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged	Amortization (acceleration) deceleration for changes in assumptions	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2016
Property-Liability	$ 2,101	$ 1,153	$ (1,068)	$ -	$ -	$ -	$ 2,186
Allstate Financial:							
Traditional life and accident and health	806	45	(41)	-	-	-	810
Interest-sensitive life	868	25	(27)	(2)	2	(18)	848
Fixed annuity	44	-	(2)	-	-	-	42
Subtotal	1,718	70	(70)	(2)	2	(18)	1,700
Consolidated	$ 3,819	$ 1,223	$ (1,138)	$ (2)	$ 2	$ (18)	$ 3,886

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.

11

THE ALLSTATE CORPORATION
ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS
($ in millions)

Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2017 | **Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2017**

	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,188	$ 3,575 [3]	$ (3,331)	$ -	$ -	$ -	$ 2,432	$ 2,432	$ -	$ 2,432
Allstate Financial:										
Traditional life and accident and health	821	151	(115)	-	-	-	857	857	-	857
Interest-sensitive life	905	64	(95)	(12)	13	(52)	823	1,015	(192)	823
Fixed annuity	40	-	(5)	-	-	-	35	35	-	35
Subtotal	1,766	215	(215)	(12)	13	(52)	1,715	1,907	(192)	1,715
Consolidated	$ 3,954	$ 3,790	$ (3,546)	$ (12)	$ 13	$ (52)	$ 4,147	$ 4,339	$ (192)	$ 4,147

Change in Deferred Policy Acquisition Costs For the nine months ended September 30, 2016 | **Reconciliation of Deferred Policy Acquisition Costs as of September 30, 2016**

	Beginning balance Dec. 31, 2015	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Sept. 30, 2016	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Property-Liability	$ 2,029	$ 3,338	$ (3,181)	$ -	$ -	$ -	$ 2,186	$ 2,186	$ -	$ 2,186
Allstate Financial:										
Traditional life and accident and health	792	139	(121)	-	-	-	810	810	-	810
Interest-sensitive life	993	77	(83)	(5)	2	(136)	848	1,050	(202)	848
Fixed annuity	47	-	(5)	-	-	-	42	42	-	42
Subtotal	1,832	216	(209)	(5)	2	(136)	1,700	1,902	(202)	1,700
Consolidated	$ 3,861	$ 3,554	$ (3,390)	$ (5)	$ 2	$ (136)	$ 3,886	$ 4,088	$ (202)	$ 3,886

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Consolidated Statements of Operations.
(3) Includes $70 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

12

13 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2017 2016 2016 2016 2016 Policies in Force statistics (in thousands) Allstate Protection (1) Allstate brand Auto 19,513 19,548 19,565 19,742 19,852 20,061 20,145 Homeowners 6,071 6,075 6,090 6,120 6,131 6,158 6,176 Landlord 697 703 710 716 720 726 732 Renter 1,578 1,564 1,563 1,568 1,557 1,554 1,556 Condominium 662 662 663 666 665 667 667 Other 1,275 1,270 1,264 1,264 1,260 1,256 1,253 Other personal lines 4,212 4,199 4,200 4,214 4,202 4,203 4,208 Commercial lines 251 262 272 285 296 308 318 Allstate Roadside Services 708 724 743 768 797 824 856 Allstate Dealer Services 4,130 4,139 4,150 4,142 4,125 4,059 3,987 Other business lines 4,838 4,863 4,893 4,910 4,922 4,883 4,843 Total 34,885 34,947 35,020 35,271 35,403 35,613 35,690 Esurance brand Auto 1,369 1,388 1,400 1,391 1,395 1,409 1,428 Homeowners 76 69 63 58 52 44 37 Other personal lines 45 47 48 47 47 47 46 Total 1,490 1,504 1,511 1,496 1,494 1,500 1,511 Encompass brand Auto 548 571 595 622 649 676 701 Homeowners 262 273 284 295 305 318 329 Other personal lines 88 91 94 98 101 105 108 Total 898 935 973 1,015 1,055 1,099 1,138 SquareTrade (2) 34,078 31,258 29,907 - - - - Allstate Protection Policies in Force 71,351 68,644 67,411 37,782 37,952 38,212 38,339 Allstate Financial (3) Allstate Life 2,019 2,020 2,017 2,023 2,019 2,022 2,021 Allstate Benefits 4,035 4,064 3,992 3,755 3,733 3,752 3,726 Allstate Annuities 236 240 246 251 256 261 267 Allstate Financial Policies in Force 6,290 6,324 6,255 6,029 6,008 6,035 6,014 Total Policies in Force 77,641 74,968 73,666 43,811 43,960 44,247 44,353 Agency Data (4) Total Allstate agencies (5) 12,200 12,200 12,200 12,200 12,200 12,200 12,100 Licensed sales professionals (6) 23,900 24,000 23,600 23,800 23,600 23,800 24,000 Allstate independent agencies (7) 2,400 2,300 2,200 2,200 2,200 2,000 2,100 (1) (2) (3) (4) (5) (6) (7) SquareTrade had PIF of 28.5, 25.8, 24.4 and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017 and are not included in the periods above. THE ALLSTATE CORPORATION POLICIES IN FORCE AND OTHER STATISTICS Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services represents memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services represents service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators (“TPAs”) as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts. Rounded to the nearest hundred. Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada. Employees of Allstate agencies who are licensed to sell Allstate products. Includes 572 and 488 engaged Allstate independent agencies (“AIAs”) as of September 30, 2017 and December 31, 2016, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written.

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Premiums written	$ 8,583	$ 8,289	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 24,595	$ 23,877
(Increase) decrease in unearned premiums	(513)	(301)	234	189	(472)	(264)	166	(580)	(570)
Other	51	30	2	(11)	30	27	42	83	99
Premiums earned	8,121	8,018	7,959	7,901	7,869	7,814	7,723	24,098	23,406
Claims and claims expense	(5,545)	(5,689)	(5,416)	(5,083)	(5,553)	(5,901)	(5,684)	(16,650)	(17,138)
Amortization of deferred policy acquisition costs	(1,138)	(1,103)	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)	(3,331)	(3,181)
Operating costs and expenses	(996)	(947)	(936)	(927)	(888)	(912)	(853)	(2,879)	(2,653)
Restructuring and related charges	(13)	(52)	(10)	(9)	(5)	(10)	(5)	(75)	(20)
Underwriting income (loss)	429	227	507	796	355	(66)	125	1,163	414
Net investment income	372	391	311	338	310	316	302	1,074	928
Income tax expense on operations	(252)	(196)	(255)	(383)	(218)	(70)	(141)	(703)	(429)
Realized capital gains and losses, after-tax	54	56	89	10	36	18	(64)	199	(10)
Gain on disposition of operations, after-tax	1	6	-	-	-	-	-	7	-
Net income applicable to common shareholders	$ 604	$ 484	$ 652	$ 761	$ 483	$ 198	$ 222	$ 1,740	$ 903
Catastrophe losses	$ 861	$ 993	$ 781	$ 303	$ 481	$ 961	$ 827	$ 2,635	$ 2,269
Amortization of purchased intangible assets	$ 25	$ 24	$ 25	$ 5	$ 9	$ 9	$ 9	$ 74	$ 27
Operating ratios									
Claims and claims expense ("loss") ratio	68.3	71.0	68.0	64.3	70.6	75.5	73.6	69.1	73.2
Expense ratio	26.4	26.2	25.6	25.6	24.9	25.3	24.8	26.1	25.0
Combined ratio	94.7	97.2	93.6	89.9	95.5	100.8	98.4	95.2	98.2
Loss ratio	68.3	71.0	68.0	64.3	70.6	75.5	73.6	69.1	73.2
Less: effect of catastrophe losses	10.6	12.4	9.8	3.8	6.1	12.3	10.7	11.0	9.7
effect of prior year non-catastrophe reserve reestimates	(1.6)	(1.0)	(1.3)	(1.6)	1.3	(0.2)	0.4	(1.3)	0.4
Underlying loss ratio *	59.3	59.6	59.5	62.1	63.2	63.4	62.5	59.4	63.1
Expense ratio	26.4	26.2	25.6	25.6	24.9	25.3	24.8	26.1	25.0
Less: effect of amortization of purchased intangible assets	0.3	0.3	0.3	-	0.1	0.1	0.1	0.3	0.1
Expense ratio, excluding the effect of amortization of purchased intangible assets	26.1	25.9	25.3	25.6	24.8	25.2	24.7	25.8	24.9
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	94.7	97.2	93.6	89.9	95.5	100.8	98.4	95.2	98.2
Effect of catastrophe losses	(10.6)	(12.4)	(9.8)	(3.8)	(6.1)	(12.3)	(10.7)	(11.0)	(9.7)
Effect of prior year non-catastrophe reserve reestimates	1.6	1.0	1.3	1.6	(1.3)	0.2	(0.4)	1.3	(0.4)
Effect of amortization of purchased intangible assets	(0.3)	(0.3)	(0.3)	-	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)
Underlying combined ratio *	85.4	85.5	84.8	87.7	88.0	88.6	87.2	85.2	88.0
Effect of restructuring and related charges on combined ratio	0.2	0.6	0.1	0.1	0.1	0.1	0.1	0.3	0.1
Effect of Discontinued Lines and Coverages on combined ratio	1.1	0.1	-	-	1.3	-	-	0.4	0.4

14

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Property-Liability Underwriting Summary									
Allstate Protection	$ 517	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 1,258	$ 518
Discontinued Lines and Coverages	(88)	(5)	(2)	(3)	(100)	(2)	(2)	(95)	(104)
Underwriting income (loss)	$ 429	$ 227	$ 507	$ 796	$ 355	$ (66)	$ 125	$ 1,163	$ 414
Allstate Protection Underwriting Summary									
Premiums written	$ 8,583	$ 8,289	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 24,595	$ 23,875
Premiums earned	$ 8,121	$ 8,018	$ 7,959	$ 7,901	$ 7,869	$ 7,814	$ 7,723	$ 24,098	$ 23,406
Claims and claims expense	(5,457)	(5,686)	(5,414)	(5,080)	(5,454)	(5,899)	(5,683)	(16,557)	(17,036)
Amortization of deferred policy acquisition costs	(1,138)	(1,103)	(1,090)	(1,086)	(1,068)	(1,057)	(1,056)	(3,331)	(3,181)
Operating costs and expenses	(996)	(945)	(936)	(927)	(887)	(912)	(852)	(2,877)	(2,651)
Restructuring and related charges	(13)	(52)	(10)	(9)	(5)	(10)	(5)	(75)	(20)
Underwriting income (loss)	$ 517	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 1,258	$ 518
Catastrophe losses	$ 861	$ 993	$ 781	$ 303	$ 481	$ 961	$ 827	$ 2,635	$ 2,269
Operating ratios									
Loss ratio	67.2	70.9	68.0	64.3	69.3	75.5	73.6	68.7	72.8
Expense ratio	26.4	26.2	25.6	25.6	24.9	25.3	24.8	26.1	25.0
Combined ratio	93.6	97.1	93.6	89.9	94.2	100.8	98.4	94.8	97.8
Effect of catastrophe losses on combined ratio	10.6	12.4	9.8	3.8	6.1	12.3	10.7	11.0	9.7
Effect of restructuring and related charges on combined ratio	0.2	0.6	0.1	0.1	0.1	0.1	0.1	0.3	0.1
Effect of amortization of purchased intangible assets on combined ratio	0.3	0.3	0.3	-	0.1	0.1	0.1	0.3	0.1
Discontinued Lines and Coverages Underwriting Summary									
Premiums written	$ -	$ -	$ -	$ 1	$ 2	$ -	$ -	$ -	$ 2
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(88)	(3)	(2)	(3)	(99)	(2)	(1)	(93)	(102)
Operating costs and expenses	-	(2)	-	-	(1)	-	(1)	(2)	(2)
Underwriting loss	$ (88)	$ (5)	$ (2)	$ (3)	$ (100)	$ (2)	$ (2)	$ (95)	$ (104)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	1.1	0.1	-	-	1.3	-	0.1	0.4	0.4
Allstate Protection Underwriting Income (Loss) by Brand									
Allstate brand	$ 536	$ 292	$ 588	$ 793	$ 493	$ (10)	$ 171	$ 1,416	$ 654
Esurance brand	(19)	(26)	(10)	(21)	(41)	(37)	(25)	(55)	(103)
Encompass brand	29	(12)	(33)	29	5	(15)	(18)	(16)	(28)
SquareTrade	(29)	(22)	(35)	-	-	-	-	(86)	-
Answer Financial	-	-	(1)	(2)	(2)	(2)	(1)	(1)	(5)
Underwriting income (loss)	$ 517	$ 232	$ 509	$ 799	$ 455	$ (64)	$ 127	$ 1,258	$ 518

15

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Allstate brand [1]									
Auto	$ 5,096	$ 4,925	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 14,903	$ 14,453
Homeowners	1,921	1,847	1,403	1,638	1,869	1,831	1,392	5,171	5,092
Landlord	138	130	120	133	141	133	122	388	396
Renter	86	75	67	68	84	75	67	228	226
Condominium	71	68	55	63	70	67	53	194	190
Other	159	168	126	129	152	153	111	453	416
Other personal lines	454	441	368	393	447	428	353	1,263	1,228
Commercial lines	116	124	123	115	123	135	126	363	384
Other business lines	168	174	173	158	185	183	183	515	551
	7,755	7,511	6,949	7,060	7,564	7,344	6,800	22,215	21,708
Esurance brand									
Auto	427	386	439	382	428	376	439	1,252	1,243
Homeowners	24	20	16	15	16	14	11	60	41
Other personal lines	2	2	2	2	2	2	2	6	6
	453	408	457	399	446	392	452	1,318	1,290
Encompass brand									
Auto	141	148	125	138	153	162	138	414	453
Homeowners	108	112	91	103	121	126	104	311	351
Other personal lines	22	25	20	22	25	27	21	67	73
	271	285	236	263	299	315	263	792	877
SquareTrade	104	85	81	-	-	-	-	270	-
Allstate Protection	8,583	8,289	7,723	7,722	8,309	8,051	7,515	24,595	23,875
Discontinued Lines and Coverages [2]	-	-	-	1	2	-	-	-	2
Property-Liability	$ 8,583	$ 8,289	$ 7,723	$ 7,723	$ 8,311	$ 8,051	$ 7,515	$ 24,595	$ 23,877
Allstate Protection									
Auto	$ 5,664	$ 5,459	$ 5,446	$ 5,276	$ 5,521	$ 5,305	$ 5,323	$ 16,569	$ 16,149
Homeowners	2,053	1,979	1,510	1,756	2,006	1,971	1,507	5,542	5,484
Other personal lines	478	468	390	417	474	457	376	1,336	1,307
Commercial lines	116	124	123	115	123	135	126	363	384
Other business lines	168	174	173	158	185	183	183	515	551
SquareTrade	104	85	81	-	-	-	-	270	-
	$ 8,583	$ 8,289	$ 7,723	$ 7,722	$ 8,309	$ 8,051	$ 7,515	$ 24,595	$ 23,875
Non-Proprietary Premiums									
Ivantage [3]	$ 1,609	$ 1,584	$ 1,566	$ 1,544	$ 1,531	$ 1,528	$ 1,504	$ 4,759	$ 4,563
Answer Financial [4]	153	148	153	140	158	150	151	454	459
[1] **Canada premiums included in Allstate brand**									
Auto	$ 236	$ 228	$ 171	$ 182	$ 220	$ 234	$ 164	$ 635	$ 618
Homeowners	69	65	44	52	64	64	41	178	169
Other personal lines	19	16	12	13	16	16	10	47	42
	$ 324	$ 309	$ 227	$ 247	$ 300	$ 314	$ 215	$ 860	$ 829

(2) Primarily represents retrospective reinsurance premium recognized when billed.

(3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and nine months ended September 30, 2017 were $28.0 million and $78.3 million, respectively.

(4) Represents non-proprietary premiums written for the period. Commissions earned for the three and nine months ended September 30, 2017 were $17.8 million and $53.8 million, respectively.

16

17 Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 17 0.4 3.0 23 0.7 3.2 18 1.7 (10) 5.3 (10) Homeowners (5)(6) 8 0.5 5.3 3 0.1 2.0 14 1.0 4.2 Esurance brand Auto 16 2.0 5.6 12 1.7 5.6 7 0.7 5.3 Homeowners - - - - - - - - - Encompass brand Auto 8 0.8 4.5 11 2.3 7.5 5 1.4 7.2 Homeowners 6 0.9 6.0 9 2.8 8.9 3 0.2 3.4 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 23 1.3 5.6 25 1.0 7.1 35 3.2 6.2 Homeowners (5)(6) 12 0.5 4.7 10 0.2 4.6 11 0.8 4.9 Esurance brand Auto 13 2.2 6.2 9 0.4 2.3 15 1.3 5.6 Homeowners 1 (0.5) (10) N/A N/A N/A N/A N/A N/A Encompass brand Auto 8 3.2 9.9 9 1.6 8.8 10 4.1 9.5 Homeowners 6 0.6 3.3 5 1.4 9.2 6 1.7 8.1 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) Includes a rate increase in California in first quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7% for the three months ended March 31, 2017, respectively. March 31, 2017 December 31, 2016 Three months ended Three months ended Three months ended Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.6%, 0.1%, 0.9%, 0.6%, 0.6% and 0.5% for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 2 Canadian provinces. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 39 states and the District of Columbia. Allstate brand auto rate changes were 4.1%, 4.7%, 7.2%, 7.2%, 7.8% and 8.4% for the trailing twelve months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Allstate brand auto rate changes were cumulatively $3.30 billion or 17.8% for the period of 2015 through September 30, 2017. Allstate brand homeowner rate changes were cumulatively $453 million or 6.6% for the period of 2015 through September 30, 2017. THE ALLSTATE CORPORATION PROPERTY-LIABILITY IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN Three months ended Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.4%, 1.8%, 1.1%, 1.1%, 1.5% and 3.4% for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Three months ended Three months ended June 30, 2017September 30, 2017 (1) September 30, 2016 June 30, 2016 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending September 30, 2017 are estimated to total $156 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

THE ALLSTATE CORPORATION
ALLSTATE BRAND PROFITABILITY MEASURES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Net premiums written	$ 7,755	$ 7,511	$ 6,949	$ 7,060	$ 7,564	$ 7,344	$ 6,800	$ 22,215	$ 21,708
Net premiums earned									
Auto	$ 4,951	$ 4,883	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 14,673	$ 14,205
Homeowners	1,707	1,691	1,688	1,691	1,683	1,684	1,678	5,086	5,045
Other personal lines	414	411	405	403	399	397	393	1,230	1,189
Commercial lines	124	118	125	123	127	127	129	367	383
Other business lines	146	142	141	145	150	142	143	429	435
Total	7,342	7,245	7,198	7,188	7,152	7,095	7,010	21,785	21,257
Incurred losses									
Auto	$ 3,456	$ 3,441	$ 3,224	$ 3,416	$ 3,610	$ 3,634	$ 3,519	$ 10,121	$ 10,763
Homeowners	988	1,273	1,194	765	893	1,260	1,190	3,455	3,343
Other personal lines	312	258	265	234	236	256	261	835	753
Commercial lines	103	86	96	109	112	135	119	285	366
Other business lines	63	54	52	60	69	64	61	169	194
Total	4,922	5,112	4,831	4,584	4,920	5,349	5,150	14,865	15,419
Expenses									
Auto	$ 1,242	$ 1,236	$ 1,161	$ 1,181	$ 1,134	$ 1,168	$ 1,103	$ 3,639	$ 3,405
Homeowners	400	371	387	396	384	373	377	1,158	1,134
Other personal lines	120	115	112	117	113	106	103	347	322
Commercial lines	36	34	33	34	34	35	38	103	107
Other business lines	86	85	86	83	74	74	68	257	216
Total	1,884	1,841	1,779	1,811	1,739	1,756	1,689	5,504	5,184
Underwriting income (loss)									
Auto	$ 253	$ 206	$ 454	$ 229	$ 49	$ (57)	$ 45	$ 913	$ 37
Homeowners	319	47	107	530	406	51	111	473	568
Other personal lines	(18)	38	28	52	50	35	29	48	114
Commercial lines	(15)	(2)	(4)	(20)	(19)	(43)	(28)	(21)	(90)
Other business lines	(3)	3	3	2	7	4	14	3	25
Total	536	292	588	793	493	(10)	171	1,416	654
Loss ratio	67.0	70.6	67.1	63.8	68.8	75.4	73.5	68.2	72.5
Expense ratio	25.7	25.4	24.7	25.2	24.3	24.7	24.1	25.3	24.4
Combined ratio	92.7	96.0	91.8	89.0	93.1	100.1	97.6	93.5	96.9
Loss ratio	67.0	70.6	67.1	63.8	68.8	75.4	73.5	68.2	72.5
Less: effect of catastrophe losses	11.3	12.7	9.8	4.0	6.2	12.9	11.2	11.3	10.0
effect of prior year non-catastrophe reserve reestimates	(2.9)	(1.1)	(1.5)	(1.5)	-	(0.3)	0.3	(1.9)	-
Underlying loss ratio *	58.6	59.0	58.8	61.3	62.6	62.8	62.0	58.8	62.5
Expense ratio	25.7	25.4	24.7	25.2	24.3	24.7	24.1	25.3	24.4
Less: effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.7	25.4	24.7	25.2	24.3	24.7	24.1	25.3	24.4
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio	92.7	96.0	91.8	89.0	93.1	100.1	97.6	93.5	96.9
Effect of catastrophe losses	(11.3)	(12.7)	(9.8)	(4.0)	(6.2)	(12.9)	(11.2)	(11.3)	(10.0)
Effect of prior year non-catastrophe reserve reestimates	2.9	1.1	1.5	1.5	-	0.3	(0.3)	1.9	-
Effect of amortization of purchased intangible assets	-	-	-	-	-	-	-	-	-
Underlying combined ratio *	84.3	84.4	83.5	86.5	86.9	87.5	86.1	84.1	86.9
Effect of prior year reserve reestimates on combined ratio	(3.0)	(1.1)	(1.5)	(1.6)	-	-	0.2	(1.9)	0.1
Effect of advertising expenses on combined ratio	2.0	1.8	2.0	2.4	2.2	2.2	1.5	2.0	2.0

18

19 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 New Issued Applications (in thousands) (2) Auto (3) 651 639 610 562 584 582 584 1,900 1,750 Homeowners (4) 198 195 163 167 188 193 164 556 545 Average Premium - Gross Written ($) (5) Auto 556 544 538 537 532 516 507 546 518 Homeowners 1,203 1,192 1,187 1,181 1,181 1,171 1,174 1,194 1,176 Average Premium - Net Earned ($) (6) Auto 507 499 492 487 479 471 461 499 470 Homeowners 1,119 1,106 1,106 1,105 1,099 1,090 1,082 1,110 1,090 Renewal Ratio (%) (7) Auto (8) 87.7 87.4 87.4 87.4 87.5 88.0 88.0 87.5 87.9 Homeowners (9) 87.5 87.0 87.1 87.5 87.9 87.8 88.1 87.2 87.9 Auto Claim Frequency (10) (% change year-over-year) Bodily Injury Gross (5.6) (4.7) (6.0) (2.0) 0.3 2.8 1.1 (5.5) 1.4 Bodily Injury Paid (11) (9.1) (23.7) (20.5) (19.2) (19.6) 1.5 5.9 (18.5) (4.0) Property Damage Gross (8.0) (5.2) (3.9) 1.2 3.9 5.6 2.1 (5.7) 3.8 Property Damage Paid (12) (9.0) (3.4) (3.2) (1.2) 0.1 (0.1) 2.4 (5.2) 0.8 Auto Paid Claim Severity (13) (% change year-over-year) Bodily injury (11) 15.0 28.3 25.1 18.8 12.4 (2.3) (5.5) 23.3 0.7 Property damage 4.9 1.6 4.8 1.9 1.9 5.3 7.5 3.8 4.8 Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross Claim frequency (10) (2.6) 6.0 7.6 2.2 5.2 (12.5) (7.7) 3.3 (5.1) Paid Claim frequency (10) (5.4) 7.1 2.3 (0.5) 0.7 (14.3) (2.0) 1.0 (5.4) Paid Claim severity 8.1 (0.2) 4.1 1.8 (0.5) 4.7 (2.7) 4.1 0.6 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) (11) (12) (13) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. Bodily injury claim process changes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments are having a related impact on paid claim frequency and severity due to payment mix and claim closure patterns. These process changes were implemented through the second half of 2016 and normalized during the first half of 2017 and the related impacts on the percent change in paid claim frequency and severity have begun to moderate in third quarter 2017. 6 and 3 of our largest 10 states experienced increases in the renewal ratio in the third quarter and first nine months of 2017, respectively, compared to the same periods of 2016. Of our largest 10 states, 3 and 2 experienced an increase in the renewal ratio in the third quarter and first nine months of 2017, respectively, compared to the same periods of 2016. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. 47 states experienced a year over year decrease in property damage paid claim frequency in third quarter 2017 compared to third quarter 2016. THE ALLSTATE CORPORATION ALLSTATE BRAND STATISTICS (1) Nine months endedThree months ended Statistics presented for Allstate brand exclude excess and surplus lines. New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. 41 states, including all of our 10 largest states, experienced increases in new issued applications in the third quarter of 2017 compared to the same period of 2016. 40 states, including 8 of our 10 largest states, experienced increases in new issued applications in the first nine months of 2017 compared to the same period of 2016. Of our largest 10 states, 6 experienced increases in new issued applications in both the third quarter and first nine months of 2017 compared to the same periods of 2016.

20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -2.9% 1.2% -1.8% -3.1% -2.4% -1.1% 0.8% -1.7% -0.3% -2.8% -1.3% 4.0% 6.8% 6.8% 6.4% 3.9% 1.1% 2.8% 0.3% -2.0% -6.0% -4.7% -5.6% % Change in paid claim frequency (3) -0.2% 1.1% -1.0% 0.7% -2.3% -2.7% -2.1% -4.7% -4.7% -3.8% 0.2% 4.7% 2.3% 6.0% 3.5% 0.0% 5.9% 1.5% -19.6% -19.2% -20.5% -23.7% -9.1% (1) (2) (3) Bodily injury claim process changes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments are having a related impact on paid claim frequency and severity due to payment mix and claim closure patterns. These process changes were implemented through the second half of 2016 and normalized during the first half of 2017 and the related impacts on the percent change in paid claim frequency and severity have begun to moderate in third quarter 2017. THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) BODILY INJURY % CHANGE IN GROSS AND PAID CLAIM FREQUENCY Frequency statistics exclude counts associated with catastrophe events. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. 20172012 2013 2014 2015 2016 -28.0% -24.0% -20.0% -16.0% -12.0% -8.0% -4.0% 0.0% 4.0% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto bodily injury frequency % change in gross claim frequency % change in paid claim frequency

21 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Change in auto claim frequency (2) (% change in frequency rate year over year) % Change in gross claim frequency -4.8% 0.7% -1.8% -4.3% -0.7% -0.3% 0.6% 1.4% 5.1% -2.4% -1.0% 0.5% 2.1% 6.9% 8.9% 7.5% 2.1% 5.6% 3.9% 1.2% -3.9% -5.2% -8.0% % Change in paid claim frequency -4.3% -0.3% -3.4% -4.1% -4.5% 0.5% 3.7% 0.8% 2.9% -0.4% 0.4% 2.5% 2.5% 4.2% 4.7% 3.7% 2.4% -0.1% 0.1% -1.2% -3.2% -3.4% -9.0% (1) (2) THE ALLSTATE CORPORATION ALLSTATE BRAND AUTO CLAIM FREQUENCY ANALYSIS (1) PROPERTY DAMAGE % CHANGE IN GROSS AND PAID CLAIM FREQUENCY Frequency statistics exclude counts associated with catastrophe events. Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. 20172012 2013 2014 2015 2016 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2012 2013 2014 2015 2016 2017 % c ha ng e ye ar -o ve r- ye ar Rates of change in auto property damage frequency % Change in gross claim frequency % Change in paid claim frequency

THE ALLSTATE CORPORATION
ESURANCE PROFITABILITY MEASURES AND STATISTICS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Net premiums written	$ 453	$ 408	$ 457	$ 399	$ 446	$ 392	$ 452	$ 1,318	$ 1,290
Net premiums earned									
Auto	$ 411	$ 411	$ 403	$ 408	$ 405	$ 403	$ 394	$ 1,225	$ 1,202
Homeowners	19	16	14	13	11	10	8	49	29
Other personal lines	2	2	2	2	2	2	2	6	6
Total	432	429	419	423	418	415	404	1,280	1,237
Incurred losses									
Auto	$ 322	$ 324	$ 300	$ 310	$ 313	$ 308	$ 289	$ 946	$ 910
Homeowners	14	21	13	8	11	10	4	48	25
Other personal lines	1	1	1	1	2	1	1	3	4
Total	337	346	314	319	326	319	294	997	939
Expenses									
Auto	$ 104	$ 100	$ 107	$ 114	$ 111	$ 107	$ 123	$ 311	$ 341
Homeowners	9	8	8	10	22	25	11	25	58
Other personal lines	1	1	-	1	-	1	1	2	2
Total	114	109	115	125	133	133	135	338	401
Underwriting income (loss)									
Auto [(1)]	$ (15)	$ (13)	$ (4)	$ (16)	$ (19)	$ (12)	$ (18)	$ (32)	$ (49)
Homeowners	(4)	(13)	(7)	(5)	(22)	(25)	(7)	(24)	(54)
Other personal lines	-	-	1	-	-	-	-	1	-
Total	(19)	(26)	(10)	(21)	(41)	(37)	(25)	(55)	(103)
Loss ratio	78.0	80.7	74.9	75.4	78.0	76.9	72.8	77.9	75.9
Expense ratio	26.4	25.4	27.5	29.6	31.8	32.0	33.4	26.4	32.4
Combined ratio	104.4	106.1	102.4	105.0	109.8	108.9	106.2	104.3	108.3
Loss ratio	78.0	80.7	74.9	75.4	78.0	76.9	72.8	77.9	75.9
Less: effect of catastrophe losses	3.9	5.6	1.9	1.2	3.3	3.4	0.7	3.8	2.5
effect of prior year non-catastrophe reserve reestimates	(0.2)	-	-	(2.1)	(1.0)	(1.0)	(1.0)	(0.1)	(1.0)
Underlying loss ratio *	74.3	75.1	73.0	76.3	75.7	74.5	73.1	74.2	74.4
Expense ratio	26.4	25.4	27.5	29.6	31.8	32.0	33.4	26.4	32.4
Less: effect of amortization of purchased intangible assets	0.2	-	0.3	0.9	1.5	1.7	1.5	0.2	1.5
Expense ratio, excluding the effect of amortization of purchased intangible assets	26.2	25.4	27.2	28.7	30.3	30.3	31.9	26.2	30.9
Reconciliation of combined ratio to underlying combined ratio									
Combined ratio [(1)]	104.4	106.1	102.4	105.0	109.8	108.9	106.2	104.3	108.3
Effect of catastrophe losses	(3.9)	(5.6)	(1.9)	(1.2)	(3.3)	(3.4)	(0.7)	(3.8)	(2.5)
Effect of prior year non-catastrophe reserve reestimates	0.2	-	-	2.1	1.0	1.0	1.0	0.1	1.0
Effect of amortization of purchased intangible assets	(0.2)	-	(0.3)	(0.9)	(1.5)	(1.7)	(1.5)	(0.2)	(1.5)
Underlying combined ratio *	100.5	100.5	100.2	105.0	106.0	104.8	105.0	100.4	105.3
Effect of prior year reserve reestimates on combined ratio	(0.2)	(0.2)	-	(2.1)	(1.0)	(1.0)	(1.0)	(0.2)	(1.0)
Effect of advertising expenses on combined ratio	9.3	8.6	8.6	9.2	11.7	12.2	11.6	8.8	11.9
Policies in Force (in thousands)									
Auto	1,369	1,388	1,400	1,391	1,395	1,409	1,428	1,369	1,395
Homeowners	76	69	63	58	52	44	37	76	52
Other personal lines	45	47	48	47	47	47	46	45	47
	1,490	1,504	1,511	1,496	1,494	1,500	1,511	1,490	1,494
New Issued Applications (in thousands)									
Auto	116	120	143	137	151	141	168	379	460
Homeowners	10	9	8	9	10	11	7	27	28
Other personal lines	6	7	8	8	9	8	10	21	27
	132	136	159	154	170	160	185	427	515
Average Premium - Gross Written ($)									
Auto	574	564	571	555	546	538	547	570	544
Homeowners	924	910	919	861	872	855	891	919	877
Renewal Ratio (%)									
Auto	81.8	81.9	80.4	79.3	78.9	80.0	79.6	81.3	79.5
Homeowners [(2)]	85.8	86.1	83.5	82.9	83.1	83.9	81.6	85.3	83.3

(1) Auto underwriting income includes an underwriting loss related to Esurance expansion into Canada of $3 million and $2 million or 0.7 points and 0.5 points on the combined ratio and underlying combined ratio in the third quarter of 2017 and 2016.

(2) Esurance's renewal ratios exclude the impact of risk related cancellations. Customers can enter into a policy without a physical inspection. During the underwriting review period, a number of policies may be canceled if upon inspection the condition is unsatisfactory, causing the renewal ratio to appear lower.

22

23 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 271 $ 285 $ 236 $ 263 $ 299 $ 315 $ 263 $ 792 $ 877 Net premiums earned Auto $ 140 $ 143 $ 146 $ 151 $ 155 $ 158 $ 159 $ 429 $ 472 Homeowners 106 108 113 115 119 121 124 327 364 Other personal lines 23 23 24 24 25 25 26 70 76 Total 269 274 283 290 299 304 309 826 912 Incurred losses Auto $ 91 $ 105 $ 104 $ 104 $ 117 $ 130 $ 123 $ 300 $ 370 Homeowners 54 84 108 60 74 85 85 246 244 Other personal lines 13 10 21 13 17 16 31 44 64 Total 158 199 233 177 208 231 239 590 678 Expenses Auto $ 43 $ 46 $ 43 $ 44 $ 44 $ 45 $ 45 $ 132 $ 134 Homeowners 32 34 33 33 34 36 36 99 106 Other personal lines 7 7 7 7 8 7 7 21 22 Total 82 87 83 84 86 88 88 252 262 Underwriting income (loss) Auto $ 6 $ (8) $ (1) $ 3 $ (6) $ (17) $ (9) $ (3) $ (32) Homeowners 20 (10) (28) 22 11 - 3 (18) 14 Other personal lines 3 6 (4) 4 - 2 (12) 5 (10) Total 29 (12) (33) 29 5 (15) (18) (16) (28) Loss ratio 58.7 72.6 82.4 61.0 69.6 76.0 77.3 71.4 74.4 Expense ratio 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Combined ratio 89.2 104.4 111.7 90.0 98.3 104.9 105.8 101.9 103.1 Loss ratio 58.7 72.6 82.4 61.0 69.6 76.0 77.3 71.4 74.4 Less: effect of catastrophe losses 4.5 19.0 23.7 3.1 9.0 11.2 13.3 15.8 11.2 effect of prior year non-catastrophe reserve reestimates (0.8) (2.2) 1.4 (3.8) - 0.9 4.2 (0.5) 1.8 Underlying loss ratio * 55.0 55.8 57.3 61.7 60.6 63.9 59.8 56.1 61.4 Expense ratio 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Less: effect of amortization of purchased intangible assets - - - - - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 30.5 31.8 29.3 29.0 28.7 28.9 28.5 30.5 28.7 Reconciliation of combined ratio to underlying combined ratio Combined ratio 89.2 104.4 111.7 90.0 98.3 104.9 105.8 101.9 103.1 Effect of catastrophe losses (4.5) (19.0) (23.7) (3.1) (9.0) (11.2) (13.3) (15.8) (11.2) Effect of prior year non-catastrophe reserve reestimates 0.8 2.2 (1.4) 3.8 - (0.9) (4.2) 0.5 (1.8) Underlying combined ratio * 85.5 87.6 86.6 90.7 89.3 92.8 88.3 86.6 90.1 Effect of prior year reserve reestimates on combined ratio (0.8) (2.9) 2.1 (3.8) 0.3 0.3 4.5 (0.5) 1.8 Effect of advertising expenses on combined ratio 0.4 - - 0.3 - 0.3 - 0.1 0.1 Policies in Force (in thousands) Auto 548 571 595 622 649 676 701 548 649 Homeowners 262 273 284 295 305 318 329 262 305 Other personal lines 88 91 94 98 101 105 108 88 101 898 935 973 1,015 1,055 1,099 1,138 898 1,055 New Issued Applications (in thousands) Auto 13 13 12 11 13 15 15 38 43 Homeowners 8 8 7 7 9 9 9 23 27 Average Premium - Gross Written ($) Auto 1,087 1,065 1,057 1,043 1,022 988 981 1,070 997 Homeowners 1,703 1,667 1,659 1,650 1,659 1,629 1,618 1,677 1,636 Renewal Ratio (%) Auto 72.0 74.2 73.1 73.1 73.1 75.5 76.1 73.2 74.9 Homeowners 77.7 78.7 78.2 78.3 77.9 79.9 81.5 78.2 79.7 THE ALLSTATE CORPORATION ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS ($ in millions) Nine months endedThree months ended

24 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 104 $ 85 $ 81 $ - $ - $ - $ - $ 270 $ - Net premiums earned $ 78 $ 70 $ 59 $ - $ - $ - $ - $ 207 $ - Claims and claims expense $ (40) $ (29) (2) $ (36) $ - $ - $ - $ - $ (105) $ - Amortization of deferred policy acquisition costs $ (11) $ (10) $ (8) $ - $ - $ - $ - $ (29) $ - Other costs and expenses (33) (30) (27) - - - - (90) - Amortization of purchased intangible assets (23) (23) (23) - - - - (69) - Expenses (67) (63) (58) - - - - (188) - Underwriting loss $ (29) $ (22) $ (35) $ - $ - $ - $ - $ (86) $ - Net investment income - - - - - - - - - Realized capital gains and losses - - - - - - - - - Income tax benefit 10 8 12 - - - - 30 - Net loss applicable to common shareholders $ (19) $ (14) $ (23) $ - $ - $ - $ - $ (56) $ - Realized capital gains and losses, after-tax - - - - - - - - - Amortization of purchased intangible assets, after-tax 15 15 15 - - - - 45 - Operating (loss) income * $ (4) $ 1 $ (8) $ - $ - $ - $ - $ (11) $ - Fair value adjustments, after-tax (3) 2 3 4 - - - - 9 - Adjusted SquareTrade operating (loss) income * $ (2) $ 4 $ (4) $ - $ - $ - $ - $ (2) $ - Protection Plans in Force (in thousands) (4) (5) 34,078 31,258 29,907 - - - - 34,078 - New Issued Protection Plans (in thousands) (6) 5,122 3,586 3,840 - - - - 12,548 - (1) (2) (3) (4) (5) (6) Protection plan terms generally range between one and five years with an average term of three years. SquareTrade had new issued protection plans of 5.1, 2.8, 2.6 and 2.4 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017 and are not reflected in the periods above. THE ALLSTATE CORPORATION SQUARETRADE PROFITABILITY MEASURES (1) ($ in millions) Three months ended Nine months ended SquareTrade was acquired on January 3, 2017 and is only included for the quarters and year-to-date periods of 2017. In connection with the acquisition, purchase accounting adjustments were made to recognize the acquired assets and liabilities at their fair value. The Company recorded unearned premiums of $373 million, which was reduced by $48 million, and the Company recorded contractual liability insurance policy premium expenses (reported in other assets) of $201 million and commissions paid to retailers (reported in deferred policy acquisition costs) of $70 million, which were reduced $15 million, respectively. Unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are earned over the life of the in force contracts or approximately three years. SquareTrade had PIF of 28.5, 25.8, 24.4 and 23.0 million at December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively. These numbers are prior to the acquisition of SquareTrade on January 3, 2017 and are not reflected in the periods above. Includes a $6 million favorable adjustment for loss experience.

THE ALLSTATE CORPORATION
AUTO PROFITABILITY MEASURES BY BRAND
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Allstate brand auto									
Net premiums written	$ 5,096	$ 4,925	$ 4,882	$ 4,756	$ 4,940	$ 4,767	$ 4,746	$ 14,903	$ 14,453
Net premiums earned	$ 4,951	$ 4,883	$ 4,839	$ 4,826	$ 4,793	$ 4,745	$ 4,667	$ 14,673	$ 14,205
Incurred losses	(3,456)	(3,441)	(3,224)	(3,416)	(3,610)	(3,634)	(3,519)	(10,121)	(10,763)
Expenses	(1,242)	(1,236)	(1,161)	(1,181)	(1,134)	(1,168)	(1,103)	(3,639)	(3,405)
Underwriting income (loss)	$ 253	$ 206	$ 454	$ 229	$ 49	$ (57)	$ 45	$ 913	$ 37
Loss ratio	69.8	70.5	66.6	70.8	75.3	76.6	75.4	69.0	75.8
Less: effect of catastrophe losses	7.4	4.2	1.3	1.2	3.1	4.1	2.9	4.4	3.4
effect of prior year non-catastrophe reserve reestimates	(3.7)	(1.2)	(1.6)	(2.0)	-	(0.7)	0.2	(2.2)	(0.2)
Underlying loss ratio *	66.1	67.5	66.9	71.6	72.2	73.2	72.3	66.8	72.6
Expense ratio	25.1	25.3	24.0	24.5	23.7	24.6	23.6	24.8	23.9
Combined ratio	94.9	95.8	90.6	95.3	99.0	101.2	99.0	93.8	99.7
Effect of catastrophe losses	(7.4)	(4.2)	(1.3)	(1.2)	(3.1)	(4.1)	(2.9)	(4.4)	(3.4)
Effect of prior year non-catastrophe reserve reestimates	3.7	1.2	1.6	2.0	-	0.7	(0.2)	2.2	0.2
Underlying combined ratio *	91.2	92.8	90.9	96.1	95.9	97.8	95.9	91.6	96.5
Esurance brand auto									
Net premiums written	$ 427	$ 386	$ 439	$ 382	$ 428	$ 376	$ 439	$ 1,252	$ 1,243
Net premiums earned	$ 411	$ 411	$ 403	$ 408	$ 405	$ 403	$ 394	$ 1,225	$ 1,202
Incurred losses	(322)	(324)	(300)	(310)	(313)	(308)	(289)	(946)	(910)
Expenses	(104)	(100)	(107)	(114)	(111)	(107)	(123)	(311)	(341)
Underwriting income (loss)	$ (15)	$ (13)	$ (4)	$ (16)	$ (19)	$ (12)	$ (18)	$ (32)	$ (49)
Loss ratio	78.3	78.9	74.4	76.0	77.3	76.4	73.4	77.2	75.7
Less: effect of catastrophe losses	3.6	3.6	1.0	1.0	2.2	2.2	0.5	2.8	1.7
effect of prior year non-catastrophe reserve reestimates	-	0.3	-	(2.2)	(1.0)	(1.0)	(1.0)	-	(1.0)
Underlying loss ratio *	74.7	75.0	73.4	77.2	76.1	75.2	73.9	74.4	75.0
Expense ratio	25.3	24.3	26.6	27.9	27.4	26.6	31.2	25.4	28.4
Combined ratio	103.6	103.2	101.0	103.9	104.7	103.0	104.6	102.6	104.1
Effect of catastrophe losses	(3.6)	(3.6)	(1.0)	(1.0)	(2.2)	(2.2)	(0.5)	(2.8)	(1.7)
Effect of prior year non-catastrophe reserve reestimates	-	(0.3)	-	2.2	1.0	1.0	1.0	-	1.0
Effect of amortization of purchased intangible assets	(0.2)	-	(0.2)	(0.9)	(1.5)	(1.8)	(1.5)	(0.2)	(1.6)
Underlying combined ratio *	99.8	99.3	99.8	104.2	102.0	100.0	103.6	99.6	101.8
Encompass brand auto									
Net premiums written	$ 141	$ 148	$ 125	$ 138	$ 153	$ 162	$ 138	$ 414	$ 453
Net premiums earned	$ 140	$ 143	$ 146	$ 151	$ 155	$ 158	$ 159	$ 429	$ 472
Incurred losses	(91)	(105)	(104)	(104)	(117)	(130)	(123)	(300)	(370)
Expenses	(43)	(46)	(43)	(44)	(44)	(45)	(45)	(132)	(134)
Underwriting income (loss)	$ 6	$ (8)	$ (1)	$ 3	$ (6)	$ (17)	$ (9)	$ (3)	$ (32)
Loss ratio	65.0	73.4	71.2	68.9	75.5	82.3	77.4	69.9	78.4
Less: effect of catastrophe losses	0.7	4.9	2.8	-	3.3	1.9	1.3	2.8	2.1
effect of prior year non-catastrophe reserve reestimates	-	-	-	(2.7)	(1.3)	3.8	1.3	-	1.3
Underlying loss ratio *	64.3	68.5	68.4	71.6	73.5	76.6	74.8	67.1	75.0
Expense ratio	30.7	32.2	29.5	29.1	28.4	28.5	28.3	30.8	28.4
Combined ratio	95.7	105.6	100.7	98.0	103.9	110.8	105.7	100.7	106.8
Effect of catastrophe losses	(0.7)	(4.9)	(2.8)	-	(3.3)	(1.9)	(1.3)	(2.8)	(2.1)
Effect of prior year non-catastrophe reserve reestimates	-	-	-	2.7	1.3	(3.8)	(1.3)	-	(1.3)
Underlying combined ratio *	95.0	100.7	97.9	100.7	101.9	105.1	103.1	97.9	103.4

25

THE ALLSTATE CORPORATION
HOMEOWNERS PROFITABILITY MEASURES BY BRAND
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Allstate brand homeowners									
Net premiums written	$ 1,921	$ 1,847	$ 1,403	$ 1,638	$ 1,869	$ 1,831	$ 1,392	$ 5,171	$ 5,092
Net premiums earned	$ 1,707	$ 1,691	$ 1,688	$ 1,691	$ 1,683	$ 1,684	$ 1,678	$ 5,086	$ 5,045
Incurred losses	(988)	(1,273)	(1,194)	(765)	(893)	(1,260)	(1,190)	(3,455)	(3,343)
Expenses	(400)	(371)	(387)	(396)	(384)	(373)	(377)	(1,158)	(1,134)
Underwriting income (loss)	$ 319	$ 47	$ 107	$ 530	$ 406	$ 51	$ 111	$ 473	$ 568
Loss ratio	57.9	75.3	70.8	45.3	53.1	74.8	70.9	67.9	66.2
Less: effect of catastrophe losses	22.4	38.4	34.1	10.8	15.4	38.3	34.2	31.6	29.3
effect of prior year non-catastrophe reserve reestimates	(2.3)	(1.0)	(1.7)	(1.2)	(0.6)	0.1	(0.2)	(1.6)	(0.3)
Underlying loss ratio *	37.8	37.9	38.4	35.7	38.3	36.4	36.9	37.9	37.2
Expense ratio	23.4	21.9	22.9	23.4	22.8	22.2	22.5	22.8	22.5
Combined ratio	81.3	97.2	93.7	68.7	75.9	97.0	93.4	90.7	88.7
Effect of catastrophe losses	(22.4)	(38.4)	(34.1)	(10.8)	(15.4)	(38.3)	(34.2)	(31.6)	(29.3)
Effect of prior year non-catastrophe reserve reestimates	2.3	1.0	1.7	1.2	0.6	(0.1)	0.2	1.6	0.3
Underlying combined ratio *	61.2	59.8	61.3	59.1	61.1	58.6	59.4	60.7	59.7
Esurance brand homeowners									
Net premiums written	$ 24	$ 20	$ 16	$ 15	$ 16	$ 14	$ 11	$ 60	$ 41
Net premiums earned	$ 19	$ 16	$ 14	$ 13	$ 11	$ 10	$ 8	$ 49	$ 29
Incurred losses	(14)	(21)	(13)	(8)	(11)	(10)	(4)	(48)	(25)
Expenses	(9)	(8)	(8)	(10)	(22)	(25)	(11)	(25)	(58)
Underwriting income (loss)	$ (4)	$ (13)	$ (7)	$ (5)	$ (22)	$ (25)	$ (7)	$ (24)	$ (54)
Loss ratio	73.7	131.3	92.9	61.6	100.0	100.0	50.0	98.0	86.2
Less: effect of catastrophe losses	10.5	56.3	28.6	7.7	45.5	50.0	12.5	30.6	37.9
effect of prior year non-catastrophe reserve reestimates	(5.2)	-	-	-	-	-	-	(2.0)	-
Underlying loss ratio *	68.4	75.0	64.3	53.9	54.5	50.0	37.5	69.4	48.3
Expense ratio	47.4	50.0	57.1	76.9	200.0	250.0	137.5	51.0	200.0
Combined ratio	121.1	181.3	150.0	138.5	300.0	350.0	187.5	149.0	286.2
Effect of catastrophe losses	(10.5)	(56.3)	(28.6)	(7.7)	(45.5)	(50.0)	(12.5)	(30.6)	(37.9)
Effect of prior year non-catastrophe reserve reestimates	5.2	-	-	-	-	-	-	2.0	-
Underlying combined ratio *	115.8	125.0	121.4	130.8	254.5	300.0	175.0	120.4	248.3
Encompass brand homeowners									
Net premiums written	$ 108	$ 112	$ 91	$ 103	$ 121	$ 126	$ 104	$ 311	$ 351
Net premiums earned	$ 106	$ 108	$ 113	$ 115	$ 119	$ 121	$ 124	$ 327	$ 364
Incurred losses	(54)	(84)	(108)	(60)	(74)	(85)	(85)	(246)	(244)
Expenses	(32)	(34)	(33)	(33)	(34)	(36)	(36)	(99)	(106)
Underwriting income (loss)	$ 20	$ (10)	$ (28)	$ 22	$ 11	$ -	$ 3	$ (18)	$ 14
Loss ratio	50.9	77.8	95.6	52.2	62.2	70.2	68.6	75.2	67.1
Less: effect of catastrophe losses	10.3	38.9	54.0	7.8	17.6	24.0	30.7	34.9	24.2
effect of prior year non-catastrophe reserve reestimates	-	-	0.9	(2.6)	0.9	0.8	(0.8)	0.3	0.3
Underlying loss ratio *	40.6	38.9	40.7	47.0	43.7	45.4	38.7	40.0	42.6
Expense ratio	30.2	31.5	29.2	28.7	28.6	29.8	29.0	30.3	29.1
Combined ratio	81.1	109.3	124.8	80.9	90.8	100.0	97.6	105.5	96.2
Effect of catastrophe losses	(10.3)	(38.9)	(54.0)	(7.8)	(17.6)	(24.0)	(30.7)	(34.9)	(24.2)
Effect of prior year non-catastrophe reserve reestimates	-	-	(0.9)	2.6	(0.9)	(0.8)	0.8	(0.3)	(0.3)
Underlying combined ratio *	70.8	70.4	69.9	75.7	72.3	75.2	67.7	70.3	71.7

26

THE ALLSTATE CORPORATION
OTHER PERSONAL LINES PROFITABILITY MEASURES BY BRAND [(1)]
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Allstate brand other personal lines									
Net premiums written	$ 454	$ 441	$ 368	$ 393	$ 447	$ 428	$ 353	$ 1,263	$ 1,228
Net premiums earned	$ 414	$ 411	$ 405	$ 403	$ 399	$ 397	$ 393	$ 1,230	$ 1,189
Incurred losses	(312)	(258)	(265)	(234)	(236)	(256)	(261)	(835)	(753)
Expenses	(120)	(115)	(112)	(117)	(113)	(106)	(103)	(347)	(322)
Underwriting income (loss)	$ (18)	$ 38	$ 28	$ 52	$ 50	$ 35	$ 29	$ 48	$ 114
Loss ratio	75.3	62.8	65.4	58.1	59.2	64.5	66.4	67.9	63.3
Less: effect of catastrophe losses	15.7	13.9	14.6	9.7	6.0	15.6	16.0	14.7	12.5
effect of prior year non-catastrophe reserve reestimates	0.7	(0.2)	(0.3)	0.7	(0.5)	(1.7)	(1.5)	0.1	(1.2)
Underlying loss ratio *	58.9	49.1	51.1	47.7	53.7	50.6	51.9	53.1	52.0
Expense ratio	29.0	28.0	27.7	29.0	28.3	26.7	26.2	28.2	27.1
Combined ratio	104.3	90.8	93.1	87.1	87.5	91.2	92.6	96.1	90.4
Effect of catastrophe losses	(15.7)	(13.9)	(14.6)	(9.7)	(6.0)	(15.6)	(16.0)	(14.7)	(12.5)
Effect of prior year non-catastrophe reserve reestimates	(0.7)	0.2	0.3	(0.7)	0.5	1.7	1.5	(0.1)	1.2
Underlying combined ratio *	87.9	77.1	78.8	76.7	82.0	77.3	78.1	81.3	79.1
Esurance brand other personal lines									
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 6	$ 6
Incurred losses	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(3)	(4)
Expenses	(1)	(1)	-	(1)	-	(1)	(1)	(2)	(2)
Underwriting income (loss)	$ -	$ -	$ 1	$ -	$ -	$ -	$ -	$ 1	$ -
Loss ratio	50.0	50.0	50.0	50.0	100.0	50.0	50.0	50.0	66.7
Less: effect of catastrophe losses	-	-	-	-	-	-	-	-	-
effect of prior year non-catastrophe reserve reestimates	-	(50.0)	-	-	-	-	-	(16.7)	-
Underlying loss ratio *	50.0	100.0	50.0	50.0	100.0	50.0	50.0	66.7	66.7
Expense ratio	50.0	50.0	-	50.0	-	50.0	50.0	33.3	33.3
Combined ratio	100.0	100.0	50.0	100.0	100.0	100.0	100.0	83.3	100.0
Effect of catastrophe losses	-	-	-	-	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	-	50.0	-	-	-	-	-	16.7	-
Underlying combined ratio *	100.0	150.0	50.0	100.0	100.0	100.0	100.0	100.0	100.0
Encompass brand other personal lines									
Net premiums written	$ 22	$ 25	$ 20	$ 22	$ 25	$ 27	$ 21	$ 67	$ 73
Net premiums earned	$ 23	$ 23	$ 24	$ 24	$ 25	$ 25	$ 26	$ 70	$ 76
Incurred losses	(13)	(10)	(21)	(13)	(17)	(16)	(31)	(44)	(64)
Expenses	(7)	(7)	(7)	(7)	(8)	(7)	(7)	(21)	(22)
Underwriting income (loss)	$ 3	$ 6	$ (4)	$ 4	$ -	$ 2	$ (12)	$ 5	$ (10)
Loss ratio	56.5	43.5	87.5	54.1	68.0	64.0	119.3	62.9	84.2
Less: effect of catastrophe losses	-	13.0	8.3	-	4.0	8.0	3.8	7.1	5.3
effect of prior year non-catastrophe reserve reestimates	(8.7)	(26.1)	12.6	(16.7)	4.0	(16.0)	46.2	(7.1)	11.8
Underlying loss ratio *	65.2	56.6	66.6	70.8	60.0	72.0	69.3	62.9	67.1
Expense ratio	30.5	30.4	29.2	29.2	32.0	28.0	26.9	30.0	29.0
Combined ratio	87.0	73.9	116.7	83.3	100.0	92.0	146.2	92.9	113.2
Effect of catastrophe losses	-	(13.0)	(8.3)	-	(4.0)	(8.0)	(3.8)	(7.1)	(5.3)
Effect of prior year non-catastrophe reserve reestimates	8.7	26.1	(12.6)	16.7	(4.0)	16.0	(46.2)	7.1	(11.8)
Underlying combined ratio *	95.7	87.0	95.8	100.0	92.0	100.0	96.2	92.9	96.1

(1) Other personal lines include renter, condominium, landlord and other personal lines products.

27

28 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net premiums written $ 116 $ 124 $ 123 $ 115 $ 123 $ 135 $ 126 $ 363 $ 384 Net premiums earned $ 124 $ 118 $ 125 $ 123 $ 127 $ 127 $ 129 $ 367 $ 383 Incurred losses $ 103 $ 86 $ 96 $ 109 $ 112 $ 135 $ 119 $ 285 $ 366 Expenses $ 36 $ 34 $ 33 $ 34 $ 34 $ 35 $ 38 $ 103 $ 107 Underwriting loss $ (15) $ (2) $ (4) $ (20) $ (19) $ (43) $ (28) $ (21) $ (90) Loss ratio 83.1 72.9 76.8 88.6 88.2 106.3 92.2 77.6 95.6 Expense ratio 29.0 28.8 26.4 27.7 26.8 27.6 29.5 28.1 27.9 Combined ratio 112.1 101.7 103.2 116.3 115.0 133.9 121.7 105.7 123.5 Effect of catastrophe losses on combined ratio 10.5 1.7 5.6 5.7 5.5 9.5 7.0 6.0 7.3 Effect of prior year reserve reestimates on combined ratio 5.6 (1.7) 1.6 4.9 10.3 18.1 15.5 1.9 14.6 Effect of catastrophe losses included in prior year reserve reestimates on combined ratio 0.8 (0.9) 0.8 0.8 - 0.8 2.4 0.3 1.0 (1) Commercial lines are all Allstate brand products. THE ALLSTATE CORPORATION COMMERCIAL LINES PROFITABILITY MEASURES (1) Nine months endedThree months ended

29 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, ($ in millions) 2017 2017 2017 2016 2016 2016 2016 2017 2016 Other Business Lines Net premiums written $ 168 $ 174 $ 173 $ 158 $ 185 $ 183 $ 183 $ 515 $ 551 Net premiums earned $ 146 $ 142 $ 141 $ 145 $ 150 $ 142 $ 143 $ 429 $ 435 Incurred losses (63) (54) (52) (60) (69) (64) (61) (169) (194) Expenses (86) (85) (86) (83) (74) (74) (68) (257) (216) Underwriting (loss) income (2) $ (3) $ 3 $ 3 $ 2 $ 7 $ 4 $ 14 $ 3 $ 25 Operating ratios Loss ratio 43.2 38.0 36.9 41.4 46.0 45.1 42.7 39.4 44.6 Expense ratio 58.9 59.9 61.0 57.2 49.3 52.1 47.5 59.9 49.7 Combined ratio 102.1 97.9 97.9 98.6 95.3 97.2 90.2 99.3 94.3 Effect of catastrophe losses on combined ratio 3.4 - - 0.7 - - - 1.2 - Effect of prior year reserve reestimates on combined ratio 0.7 - - 0.7 2.0 - - 0.2 0.7 Effect of amortization of purchased intangible assets 0.7 - 0.7 0.6 0.6 0.7 0.7 0.5 0.7 Allstate Roadside Services Net premiums written $ 68 $ 66 $ 69 $ 67 $ 79 $ 77 $ 77 $ 203 $ 233 Net premiums earned $ 69 $ 67 $ 68 $ 74 $ 81 $ 78 $ 77 $ 204 $ 236 Incurred losses (36) (33) (31) (38) (48) (42) (40) (100) (130) Expenses (40) (42) (42) (42) (43) (38) (37) (124) (118) Underwriting (loss) income $ (7) $ (8) $ (5) $ (6) $ (10) $ (2) $ - $ (20) $ (12) Operating ratios Loss ratio 52.2 49.2 45.6 51.3 59.2 53.9 51.9 49.0 55.1 Expense ratio 57.9 62.7 61.8 56.8 53.1 48.7 48.1 60.8 50.0 Combined ratio 110.1 111.9 107.4 108.1 112.3 102.6 100.0 109.8 105.1 Allstate Dealer Services Net premiums written $ 100 $ 108 $ 104 $ 91 $ 106 $ 106 $ 106 $ 312 $ 318 Net premiums earned $ 77 $ 75 $ 73 $ 71 $ 69 $ 64 $ 66 $ 225 $ 199 Incurred losses (27) (21) (21) (22) (21) (22) (21) (69) (64) Expenses (60) (55) (55) (52) (48) (49) (43) (170) (140) Underwriting (loss) income $ (10) $ (1) $ (3) $ (3) $ - $ (7) $ 2 $ (14) $ (5) Operating ratios Loss ratio 35.1 28.0 28.8 31.0 30.4 34.4 31.8 30.7 32.2 Expense ratio 77.9 73.3 75.3 73.2 69.6 76.5 65.2 75.5 70.3 Combined ratio 113.0 101.3 104.1 104.2 100.0 110.9 97.0 106.2 102.5 (1) (2) THE ALLSTATE CORPORATION OTHER BUSINESS LINES PROFITABILITY MEASURES (1) Nine months endedThree months ended Other business lines primarily include Allstate Roadside Services, Allstate Dealer Services, Arity and Ivantage. Includes Ivantage underwriting gain of $14 million, $12 million, $11 million, $11 million, $17 million, $13 million and $12 million in the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, June 30, 2016, and March 31, 2016, respectively.

30 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, 2017 2017 2017 2016 2016 2016 2016 Auto Annualized average premium (1) $ 1,015 $ 999 $ 989 $ 978 $ 966 $ 946 $ 927 Underlying combined ratio * 91.2 92.8 90.9 96.1 95.9 97.8 95.9 Average underlying loss (incurred pure premium) and expense * $ 926 $ 927 $ 899 $ 940 $ 926 $ 925 $ 889 Homeowners Annualized average premium $ 1,125 $ 1,117 $ 1,112 $ 1,109 $ 1,102 $ 1,098 $ 1,091 Underlying combined ratio * 61.2 59.8 61.3 59.1 61.1 58.6 59.4 Average underlying loss (incurred pure premium) and expense * $ 689 $ 668 $ 682 $ 655 $ 673 $ 643 $ 648 (1) THE ALLSTATE CORPORATION Calculated by annualizing net earned premium reported in the quarter divided by policies in force at quarter end. ALLSTATE BRAND AUTO AND HOMEOWNERS UNDERLYING LOSS AND EXPENSE Three months ended

THE ALLSTATE CORPORATION
HOMEOWNERS SUPPLEMENTAL INFORMATION
($ in millions)

	Nine months ended September 30, 2017							
							Premium rate changes [3]	
Primary Exposure Groupings [1]	Earned premiums	Incurred losses	Loss ratios	Catastrophe losses	Effect of catastrophes on loss ratio	Number of catastrophes	Number of locations	Annual impact of rate changes on state specific premiums written
Florida	$ 77	$ 74	96.1%	$ 30	39.0%			
Other hurricane exposure locations	2,960	1,972	66.6%	972	32.8%			
Total hurricane exposure locations [2]	3,037	2,046	67.4%	1,002	33.0%		13	4.9%
Other catastrophe exposure locations [4]	2,425	1,703	70.2%	735	30.3%		21	3.9%
Total	$ 5,462	$ 3,749	68.6%	$ 1,737	31.8%	91	34	4.6%

[1] **Basis of Presentation**
This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines). Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other). Hurricane exposure states are comprised of those states in a coastal location that have the potential to have significant hurricane losses. The catastrophe losses for these states also include losses due to other kinds of catastrophes. A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million and involves multiple first party policyholders, or a winter weather event that produces a number of claims in excess of a preset, per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

[2] Hurricane exposure states include the following coastal locations: Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

[3] Represents the impact in the locations where rate changes were approved during the year as a percentage of total prior year-end premiums written in those locations.

[4] Includes Canada.

31

32 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 Allstate brand Auto $ 366 $ 208 $ 65 $ 59 $ 150 $ 195 $ 137 $ 639 $ 482 Homeowners 383 650 575 183 259 644 574 1,608 1,477 Other personal lines 65 57 59 39 24 62 63 181 149 Commercial lines 13 2 7 7 7 12 9 22 28 Other business lines 5 - - 1 - - - 5 - Total 832 917 706 289 440 913 783 2,455 2,136 Esurance brand Auto 15 15 4 4 9 9 2 34 20 Homeowners 2 9 4 1 5 5 1 15 11 Other personal lines - - - - - - - - - Total 17 24 8 5 14 14 3 49 31 Encompass brand Auto 1 7 4 - 5 3 2 12 10 Homeowners 11 42 61 9 21 29 38 114 88 Other personal lines - 3 2 - 1 2 1 5 4 Total 12 52 67 9 27 34 41 131 102 Allstate Protection $ 861 $ 993 $ 781 $ 303 $ 481 $ 961 $ 827 $ 2,635 $ 2,269 Allstate Protection Auto $ 382 $ 230 $ 73 $ 63 $ 164 $ 207 $ 141 $ 685 $ 512 Homeowners 396 701 640 193 285 678 613 1,737 1,576 Other personal lines 65 60 61 39 25 64 64 186 153 Commercial lines 13 2 7 7 7 12 9 22 28 Other business lines 5 - - 1 - - - 5 - Total $ 861 $ 993 $ 781 $ 303 $ 481 $ 961 $ 827 $ 2,635 $ 2,269 THE ALLSTATE CORPORATION CATASTROPHE LOSSES BY BRAND ($ in millions) Nine months endedThree months ended

THE ALLSTATE CORPORATION
CATASTROPHE EXPERIENCE

CATASTROPHE BY SIZE OF EVENT

($ in millions)

Three months ended September 30, 2017

Size of catastrophe	Number of events		Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	1	4.5 %	$ 507	58.9 %	6.2	$ 507
$101 million to $250 million	1	4.5	134	15.6	1.7	134
$50 million to $100 million	-	-	-	-	-	-
Less than $50 million	20	91.0	188	21.8	2.3	9
Total	22	100.0 %	829	96.3	10.2	38
Prior year reserve reestimates			(7)	(0.8)	(0.1)	
Prior quarter reserve reestimates			39	4.5	0.5	
Total catastrophe losses			$ 861	100.0 %	10.6	

Nine months ended September 30, 2017

Size of catastrophe	Number of events		Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	1	1.1 %	$ 507	19.2 %	2.1	$ 507
$101 million to $250 million	4	4.4	695	26.4	2.9	174
$50 million to $100 million	7	7.7	465	17.7	1.9	66
Less than $50 million	79	86.8	978	37.1	4.1	12
Total	91	100.0 %	2,645	100.4	11.0	29
Prior year reserve reestimates			(10)	(0.4)	-	
Total catastrophe losses			$ 2,635	100.0 %	11.0	

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

	Effect of all catastrophe losses on the Property-Liability combined ratio							Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	Premiums earned year-to-date	Total catastrophe losses by year	Total catastrophe losses by year	Effect on the Property-Liability combined ratio
2008	8.4	10.3	26.8	3.9	12.4	$ 26,967	$ 3,342	$ 1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7	30,309	1,719	1,749	5.8
2016	10.7	12.3	6.1	3.8	8.2	31,307	2,572	2,419	7.7
2017	9.8	12.4	10.6			24,098	2,635	1,987	10.9
Average	7.1	13.9	8.8	5.0	8.6				7.8

33

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
PRIOR YEAR RESERVE REESTIMATES
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Prior Year Reserve Reestimates [1]									
Auto	$ (189)	$ (61)	$ (86)	$ (114)	$ (10)	$ (36)	$ 5	$ (336)	$ (41)
Homeowners	(42)	(20)	(24)	(32)	(4)	19	(7)	(86)	8
Other personal lines	-	(9)	9	(1)	(2)	(11)	5	-	(8)
Commercial lines	7	(2)	2	6	13	23	20	7	56
Other business lines	1	-	-	1	3	-	-	1	3
Allstate Protection	(223)	(92)	(99)	(140)	-	(5)	23	(414)	18
Discontinued Lines and Coverages	88	3	2	3	99	2	1	93	102
Property-Liability	$ (135)	$ (89)	$ (97)	$ (137)	$ 99	$ (3)	$ 24	$ (321)	$ 120
Allstate brand	$ (220)	$ (83)	$ (105)	$ (120)	$ 3	$ (2)	$ 13	$ (408)	$ 14
Esurance brand	(1)	(1)	-	(9)	(4)	(4)	(4)	(2)	(12)
Encompass brand	(2)	(8)	6	(11)	1	1	14	(4)	16
Allstate Protection	$ (223)	$ (92)	$ (99)	$ (140)	$ -	$ (5)	$ 23	$ (414)	$ 18
Catastrophe Losses included in Prior Year Reserve Reestimates									
Allstate brand	$ (7)	$ (4)	$ 2	$ (7)	$ 2	$ 15	$ (4)	(9)	13
Esurance brand	-	(1)	-	-	-	-	-	(1)	-
Encompass brand	-	(2)	2	-	1	(2)	1	-	-
Allstate Protection	$ (7)	$ (7)	$ 4	$ (7)	$ 3	$ 13	$ (3)	(10)	13
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]									
Auto	(2.4)	(0.8)	(1.0)	(1.4)	(0.1)	(0.5)	-	(1.4)	(0.2)
Homeowners	(0.5)	(0.3)	(0.3)	(0.4)	(0.1)	0.3	(0.1)	(0.3)	-
Other personal lines	-	(0.1)	0.1	-	-	(0.1)	-	-	-
Commercial lines	0.1	-	-	0.1	0.2	0.3	0.3	-	0.3
Other business lines	-	-	-	-	-	-	-	-	-
Allstate Protection	(2.8)	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.7)	0.1
Discontinued Lines and Coverages	1.1	0.1	-	-	1.3	-	0.1	0.4	0.4
Property-Liability	(1.7)	(1.1)	(1.2)	(1.7)	1.3	-	0.3	(1.3)	0.5
Allstate brand	(2.8)	(1.1)	(1.3)	(1.5)	-	-	0.1	(1.7)	0.1
Esurance brand	-	-	-	(0.1)	-	-	(0.1)	-	(0.1)
Encompass brand	-	(0.1)	0.1	(0.1)	-	-	0.2	-	0.1
Allstate Protection	(2.8)	(1.2)	(1.2)	(1.7)	-	-	0.2	(1.7)	0.1

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using Property-Liability premiums earned for the respective period.

34

THE ALLSTATE CORPORATION
ASBESTOS AND ENVIRONMENTAL RESERVES
($ in millions)

	Three months ended			Twelve months ended December 31,				
(net of reinsurance)	Sept. 30, 2017	June 30, 2017	March 31, 2017	2016	2015	2014	2013	2012
Asbestos claims [(1)]								
Beginning reserves	$ 867	$ 891	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026	$ 1,078
Incurred claims and claims expense	61	-	-	67	39	87	74	26
Claims and claims expense paid	(20)	(24)	(21)	(115)	(93)	(90)	(83)	(78)
Ending reserves	$ 908	$ 867	$ 891	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Claims and claims expense paid as a percent of ending reserves	2.2%	2.8%	2.4%	12.6%	9.7%	8.9%	8.2%	7.6%
Environmental claims [(1)]								
Beginning reserves	$ 166	$ 178	$ 179	$ 179	$ 203	$ 208	$ 193	$ 185
Incurred claims and claims expense	10	-	-	23	1	15	30	22
Claims and claims expense paid	(1)	(12)	(1)	(23)	(25)	(20)	(15)	(14)
Ending reserves	$ 175	$ 166	$ 178	$ 179	$ 179	$ 203	$ 208	$ 193
Claims and claims expense paid as a percent of ending reserves	0.6%	7.2%	0.6%	12.8%	14.0%	9.9%	7.2%	7.3%

(1) The 3-year survival ratio for the combined environmental and asbestos claims was 9.0, 8.9, 10.4, 12.2, 14.4 and 14.3 for the annualized nine-months of 2017 and year-end 2016, 2015, 2014, 2013 and 2012, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

35

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL SEGMENT RESULTS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Premiums	$ 385	$ 381	$ 381	$ 364	$ 361	$ 353	$ 354	$ 1,147	$ 1,068
Contract charges	208	210	212	210	210	211	212	630	633
Net investment income	461	496	426	453	427	435	419	1,383	1,281
Contract benefits	(456)	(486)	(474)	(464)	(484)	(454)	(455)	(1,416)	(1,393)
Interest credited to contractholder funds	(173)	(173)	(173)	(177)	(183)	(179)	(184)	(519)	(546)
Amortization of deferred policy acquisition costs	(58)	(69)	(75)	(70)	(68)	(68)	(71)	(202)	(207)
Operating costs and expenses	(130)	(130)	(135)	(127)	(126)	(121)	(123)	(395)	(370)
Restructuring and related charges	(1)	(1)	-	-	-	(1)	-	(2)	(1)
Income tax expense on operations	(79)	(75)	(52)	(59)	(43)	(56)	(48)	(206)	(147)
Operating income	157	153	110	130	94	120	104	420	318
Realized capital gains and losses, after-tax	13	(3)	(1)	(8)	(14)	-	(32)	9	(46)
Valuation changes on embedded derivatives that are not hedged, after-tax	(1)	(1)	-	6	-	(4)	(4)	(2)	(8)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	(3)	(3)	(1)	(1)	(1)	(1)	(8)	(3)
Gain on disposition of operations, after-tax	1	-	2	-	1	1	1	3	3
Net income applicable to common shareholders	$ 168	$ 146	$ 108	$ 127	$ 80	$ 116	$ 68	$ 422	$ 264

36

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
RETURN ON ATTRIBUTED EQUITY
($ in millions)

	Twelve months ended						
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Return on Attributed Equity							
Numerator:							
Net income applicable to common shareholders [1]	$ 549	$ 461	$ 431	$ 391	$ 303	$ 485	$ 548
Denominator:							
Beginning attributed equity [2]	$ 8,205	$ 8,055	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Ending attributed equity	8,073	7,851	7,778	7,904	8,205	8,055	7,680
Average attributed equity [3]	$ 8,139	$ 7,953	$ 7,729	$ 7,627	$ 7,840	$ 7,838	$ 7,800
Return on attributed equity	6.7 %	5.8 %	5.6 %	5.1 %	3.9 %	6.2 %	7.0 %
Operating Income Return on Adjusted Attributed Equity *							
Numerator:							
Operating income [1]	$ 550	$ 487	$ 454	$ 448	$ 416	$ 460	$ 479
Denominator:							
Beginning attributed equity	$ 8,205	$ 8,055	$ 7,680	$ 7,350	$ 7,475	$ 7,621	$ 7,920
Unrealized net capital gains and losses	1,150	1,077	824	556	722	1,030	1,499
Adjusted beginning attributed equity	7,055	6,978	6,856	6,794	6,753	6,591	6,421
Ending attributed equity	8,073	7,851	7,778	7,904	8,205	8,055	7,680
Unrealized net capital gains and losses	963	916	790	721	1,150	1,077	824
Adjusted ending attributed equity	7,110	6,935	6,988	7,183	7,055	6,978	6,856
Average adjusted attributed equity [3]	$ 7,083	$ 6,957	$ 6,922	$ 6,989	$ 6,904	$ 6,785	$ 6,639
Operating income return on attributed equity *	7.8 %	7.0 %	6.6 %	6.4 %	6.0 %	6.8 %	7.2 %

(1) Net income applicable to common shareholders and operating income reflect a trailing twelve-month period.

(2) Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, which includes Allstate Assurance Company and American Heritage Life Insurance Company.

(3) Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

37

38 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 PREMIUMS AND CONTRACT CHARGES - BY PRODUCT Underwritten Products Traditional life insurance premiums $ 153 $ 148 $ 149 $ 151 $ 145 $ 139 $ 138 $ 450 $ 422 Accident and health insurance premiums 232 233 232 213 216 214 216 697 646 Interest-sensitive life insurance contract charges 204 207 209 206 206 208 209 620 623 589 588 590 570 567 561 563 1,767 1,691 Annuities Fixed annuity contract charges 4 3 3 4 4 3 3 10 10 Total $ 593 $ 591 $ 593 $ 574 $ 571 $ 564 $ 566 $ 1,777 $ 1,701 PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL Allstate agencies $ 315 $ 316 $ 315 $ 312 $ 308 $ 306 $ 305 $ 946 $ 919 Workplace enrolling agents 254 250 250 236 238 232 233 754 703 Other (1) 24 25 28 26 25 26 28 77 79 Total $ 593 $ 591 $ 593 $ 574 $ 571 $ 564 $ 566 $ 1,777 $ 1,701 PROPRIETARY LIFE INSURANCE POLICIES SOLD BY ALLSTATE AGENCIES (2)(3) 28,962 31,447 25,970 38,614 27,481 29,839 25,458 86,379 82,778 ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (4) $ 69 $ 73 $ 107 $ 177 $ 69 $ 70 $ 82 $ 249 $ 221 INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT (in thousands) Underwritten Products Life insurance 2,476 2,483 2,476 2,478 2,477 2,480 2,469 2,476 2,477 Accident and health insurance 3,578 3,601 3,533 3,300 3,275 3,294 3,278 3,578 3,275 Total 6,054 6,084 6,009 5,778 5,752 5,774 5,747 6,054 5,752 Annuities Deferred annuities 145 148 152 156 160 163 168 145 160 Immediate annuities 91 92 94 95 96 98 99 91 96 Total 236 240 246 251 256 261 267 236 256 Total 6,290 6,324 6,255 6,029 6,008 6,035 6,014 6,290 6,008 INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS (in thousands) Allstate Agencies (5) 1,931 1,929 1,925 1,928 1,924 1,924 1,922 1,931 1,924 Allstate Benefits 4,035 4,064 3,992 3,755 3,733 3,752 3,726 4,035 3,733 Other (6) 324 331 338 346 351 359 366 324 351 Total 6,290 6,324 6,255 6,029 6,008 6,035 6,014 6,290 6,008 (1) (2) (3) (4) (5) (6) Primarily business sold by banks/broker-dealers, independent master brokerage agencies and specialized structured settlement brokers. THE ALLSTATE CORPORATION ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES AND OTHER STATISTICS ($ in millions) Three months ended Nine months ended Primarily represents independent master brokerage agencies. Policies sold reduced by lapses within twelve months of sale. Allstate exclusive agencies and exclusive financial specialists also sell non-proprietary retirement and investment products, including mutual funds, fixed and variable annuities, disability insurance, and long-term care insurance to provide a broad suite of protection and retirement products. As of September 30, 2017, Allstate agencies had approximately $15.9 billion of nonproprietary mutual funds and fixed and variable annuity account balances under management. New and additional deposits into these non-proprietary products were $1.4 billion in the nine months ended September 30, 2017. New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment. Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL CHANGE IN CONTRACTHOLDER FUNDS
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Contractholders funds, beginning balance	$ 19,832	$ 20,051	$ 20,260	$ 20,583	$ 20,845	$ 21,092	$ 21,295	$ 20,260	$ 21,295
Deposits									
Interest-sensitive life insurance	268	278	283	273	283	280	286	829	849
Fixed annuities	6	6	11	13	8	11	10	23	29
Total deposits	274	284	294	286	291	291	296	852	878
Interest credited	174	172	173	168	181	184	189	519	554
Benefits, withdrawals, maturities and other adjustments									
Benefits	(228)	(230)	(233)	(231)	(258)	(225)	(252)	(691)	(735)
Surrenders and partial withdrawals	(232)	(248)	(253)	(237)	(271)	(300)	(245)	(733)	(816)
Maturities of and interest payments on institutional products	-	-	-	(86)	-	-	-	-	-
Contract charges	(207)	(206)	(206)	(209)	(208)	(206)	(206)	(619)	(620)
Net transfers from separate accounts	-	2	2	1	2	1	1	4	4
Other adjustments	37	7	14	(15)	1	8	14	58	23
Total benefits, withdrawals, maturities and other adjustments	(630)	(675)	(676)	(777)	(734)	(722)	(688)	(1,981)	(2,144)
Contractholder funds, ending balance	$ 19,650	$ 19,832	$ 20,051	$ 20,260	$ 20,583	$ 20,845	$ 21,092	$ 19,650	$ 20,583

39

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL ANALYSIS OF NET INCOME
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Benefit spread									
Premiums	$ 385	$ 381	$ 381	$ 364	$ 361	$ 353	$ 354	$ 1,147	$ 1,068
Cost of insurance contract charges (1)	139	139	141	139	136	140	141	419	417
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(332)	(360)	(348)	(336)	(358)	(325)	(327)	(1,040)	(1,010)
Total benefit spread	192	160	174	167	139	168	168	526	475
Investment spread									
Net investment income	461	496	426	453	427	435	419	1,383	1,281
Implied interest on immediate annuities with life contingencies (2)	(124)	(126)	(126)	(128)	(126)	(129)	(128)	(376)	(383)
Interest credited to contractholder funds	(174)	(175)	(173)	(168)	(183)	(185)	(190)	(522)	(558)
Total investment spread	163	195	127	157	118	121	101	485	340
Surrender charges and contract maintenance expense fees (1)	69	71	71	71	74	71	71	211	216
Realized capital gains and losses	21	(4)	(1)	(11)	(21)	-	(49)	16	(70)
Amortization of deferred policy acquisition costs	(62)	(73)	(79)	(71)	(70)	(69)	(73)	(214)	(212)
Operating costs and expenses	(130)	(130)	(135)	(127)	(126)	(121)	(123)	(395)	(370)
Restructuring and related charges	(1)	(1)	-	-	-	(1)	-	(2)	(1)
Gain on disposition of operations	1	2	2	1	1	1	2	5	4
Income tax expense	(85)	(74)	(51)	(60)	(35)	(54)	(29)	(210)	(118)
Net income applicable to common shareholders	$ 168	$ 146	$ 108	$ 127	$ 80	$ 116	$ 68	$ 422	$ 264
Benefit spread by product group									
Life insurance	$ 91	$ 83	$ 76	$ 78	$ 64	$ 85	$ 80	$ 250	$ 229
Accident and health insurance	115	106	113	105	103	108	105	334	316
Annuities	(14)	(29)	(15)	(16)	(28)	(25)	(17)	(58)	(70)
Total benefit spread	$ 192	$ 160	$ 174	$ 167	$ 139	$ 168	$ 168	$ 526	$ 475
Investment spread by product group									
Life insurance	$ 32	$ 34	$ 32	$ 33	$ 30	$ 29	$ 34	$ 98	$ 93
Accident and health insurance	5	4	4	4	4	4	4	13	12
Annuities and institutional products	64	94	28	51	25	35	17	186	77
Net investment income on investments supporting capital	64	64	63	60	59	59	52	191	170
Investment spread before valuation changes on embedded derivatives that are not hedged	165	196	127	148	118	127	107	488	352
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(2)	(1)	-	9	-	(6)	(6)	(3)	(12)
Total investment spread	$ 163	$ 195	$ 127	$ 157	$ 118	$ 121	$ 101	$ 485	$ 340
(1) **Reconciliation of contract charges**									
Cost of insurance contract charges	$ 139	$ 139	$ 141	$ 139	$ 136	$ 140	$ 141	$ 419	$ 417
Surrender charges and contract maintenance expense fees	69	71	71	71	74	71	71	211	216
Total contract charges	$ 208	$ 210	$ 212	$ 210	$ 210	$ 211	$ 212	$ 630	$ 633
(2) **Reconciliation of contract benefits**									
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (332)	$ (360)	$ (348)	$ (336)	$ (358)	$ (325)	$ (327)	$ (1,040)	$ (1,010)
Implied interest on immediate annuities with life contingencies	(124)	(126)	(126)	(128)	(126)	(129)	(128)	(376)	(383)
Total contract benefits	$ (456)	$ (486)	$ (474)	$ (464)	$ (484)	$ (454)	$ (455)	$ (1,416)	$ (1,393)

40

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2017			Three months ended September 30, 2016		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.1 %	3.9 %	1.2 %	4.8 %	3.9 %	0.9 %
Deferred fixed annuities and institutional products	4.4	2.9	1.5	4.2	2.8	1.4
Immediate fixed annuities with and without life contingencies	7.8	6.0	1.8	6.2	6.0	0.2
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	4.0	n/a	n/a

	Nine months ended September 30, 2017			Nine months ended September 30, 2016		
	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads	Weighted average investment yield	Weighted average interest crediting rate	Weighted average investment spreads
Interest-sensitive life insurance	5.0 %	3.8 %	1.2 %	4.9 %	3.9 %	1.0 %
Deferred fixed annuities and institutional products	4.3	2.8	1.5	4.1	2.8	1.3
Immediate fixed annuities with and without life contingencies	7.7	6.0	1.7	6.2	5.9	0.3
Investments supporting capital, traditional life and other products	3.9	n/a	n/a	3.9	n/a	n/a

41

42 Twelve months ended September 30, 2017 Attributed equity Reserves and excluding unrealized Sept. June March Dec. Sept. June March Contractholder funds capital gains/losses (3)(4) Operating income (5) 2017 2017 2017 2016 2016 2016 2016 Underwritten products Life insurance $ 11,128 $ 2,161 $ 273 11.4% 10.7% 10.4% 9.9% 10.1% 10.8% 11.1 % Accident and health insurance 901 725 87 12.7 12.2 12.8 13.2 12.8 12.4 12.2 Subtotal 12,029 2,886 360 11.7 11.1 11.0 10.6 10.6 11.1 11.3 Immediate Annuities: Sub-standard structured settlements and group pension terminations (1) 5,027 2,292 27 1.3 0.3 (0.8) (0.8) (1.7) (0.9) (0.2) Standard structured settlements and SPIA (2) 6,269 1,350 99 7.7 6.4 4.9 4.3 2.2 4.1 4.9 Subtotal (6) 11,296 3,642 126 3.7 2.6 1.5 1.2 (0.1) 1.1 2.0 Deferred Annuities 8,552 582 64 10.5 10.2 10.3 9.7 9.6 10.0 10.4 Subtotal 19,848 4,224 190 4.7 3.8 2.9 2.7 1.8 2.9 3.7 Total Allstate Financial $ 31,877 $ 7,110 $ 550 7.8 7.0 6.6 6.4 6.0 6.8 7.2 Life Accident and Annuities and Allstate insurance health insurance institutional products Financial Operating income $ 204 $ 67 $ 149 $ 420 Realized capital gains and losses, after-tax 3 - 6 9 Valuation changes on embedded derivatives that are not hedged, after-tax - - (2) (2) DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax (8) - - (8) Gain on disposition of operations, after-tax - - 3 3 Net income applicable to common shareholders $ 199 $ 67 $ 156 $ 422 (1) (2) (3) (4) (5) (6) Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period. Of the total immediate annuities, $8,552 million are reported in reserve for life-contingent contract benefits and $2,744 million are reported in contractholder funds. Annuities and institutional products: Nine months ended September 30, 2017 Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans. Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies. Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for Allstate Financial Insurance Holdings Corporation, excluding unrealized capital gains and losses. Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products. Twelve months ended THE ALLSTATE CORPORATION ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION ($ in millions) As of September 30, 2017 Operating income return on attributed equity * (%)

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE BENEFITS AND ALLSTATE ANNUITIES RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the three months ended September 30, 2017				For the three months ended September 30, 2016			
	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment
Premiums	$ 141	$ 244	$ -	$ 385	$ 134	$ 227	$ -	$ 361
Contract charges	175	29	4	208	176	30	4	210
Net investment income	119	18	324	461	120	18	289	427
Contract benefits	(173)	(142)	(141)	(456)	(197)	(131)	(156)	(484)
Interest credited to contractholder funds	(71)	(8)	(94)	(173)	(72)	(9)	(102)	(183)
Amortization of deferred policy acquisition costs	(25)	(31)	(2)	(58)	(30)	(36)	(2)	(68)
Operating costs and expenses	(56)	(65)	(9)	(130)	(59)	(59)	(8)	(126)
Restructuring and related charges	(1)	(1)	1	(1)	-	-	-	-
Income tax expense on operations	(35)	(16)	(28)	(79)	(21)	(15)	(7)	(43)
Operating income	74	28	55	157	51	25	18	94
Realized capital gains and losses, after-tax	1	1	11	13	(7)	-	(7)	(14)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(1)	(1)	-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(2)	-	-	(2)	(1)	-	-	(1)
Gain on disposition of operations, after-tax	-	-	1	1	-	-	1	1
Net income applicable to common shareholders	$ 73	$ 29	$ 66	$ 168	$ 43	$ 25	$ 12	$ 80
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 141	$ 12	$ -	$ 153	$ 133	$ 12	$ -	$ 145
Accident and health insurance	-	232	-	232	1	215	-	216
Interest-sensitive life insurance contract charges	175	29	-	204	176	30	-	206
	316	273	-	589	310	257	-	567
Annuities								
Fixed annuity contract charges	-	-	4	4	-	-	4	4
Total premiums and contract charges	$ 316	$ 273	$ 4	$ 593	$ 310	$ 257	$ 4	$ 571
Benefit Spread by Product Group								
Life Insurance	$ 83	$ 8	$ -	$ 91	$ 59	$ 5	$ -	$ 64
Accident and health insurance	6	109	-	115	(2)	105	-	103
Annuities	-	-	(14)	(14)	-	-	(28)	(28)
Total benefit spread	$ 89	$ 117	$ (14)	$ 192	$ 57	$ 110	$ (28)	$ 139
Investment Spread by Product Group								
Life insurance	$ 29	$ 3	$ -	$ 32	$ 27	$ 3	$ -	$ 30
Accident and health insurance	2	3	-	5	1	3	-	4
Annuities and institutional products	-	-	64	64	-	-	25	25
Net investment income on investments supporting capital	17	4	43	64	20	3	36	59
Investment spread before valuation changes on embedded derivatives that are not hedged	48	10	107	165	48	9	61	118
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	(2)	(2)	-	-	-	-
Total investment spread	$ 48	$ 10	$ 105	$ 163	$ 48	$ 9	$ 61	$ 118

43

THE ALLSTATE CORPORATION
ALLSTATE LIFE, ALLSTATE BENEFITS AND ALLSTATE ANNUITIES RESULTS AND PRODUCT INFORMATION
($ in millions)

	For the nine months ended September 30, 2017				For the nine months ended September 30, 2016			
	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment	Allstate Life	Allstate Benefits	Allstate Annuities	Allstate Financial Segment
Premiums	$ 421	$ 726	$ -	$ 1,147	$ 395	$ 673	$ -	$ 1,068
Contract charges	535	85	10	630	537	86	10	633
Net investment income	362	54	967	1,383	358	54	869	1,281
Contract benefits	(555)	(421)	(440)	(1,416)	(554)	(380)	(459)	(1,393)
Interest credited to contractholder funds	(211)	(26)	(282)	(519)	(213)	(28)	(305)	(546)
Amortization of deferred policy acquisition costs	(92)	(105)	(5)	(202)	(93)	(109)	(5)	(207)
Operating costs and expenses	(173)	(196)	(26)	(395)	(169)	(178)	(23)	(370)
Restructuring and related charges	(1)	(1)	-	(2)	(1)	-	-	(1)
Income tax expense on operations	(90)	(41)	(75)	(206)	(79)	(41)	(27)	(147)
Operating income	196	75	149	420	181	77	60	318
Realized capital gains and losses, after-tax	2	1	6	9	(17)	(3)	(26)	(46)
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(2)	(2)	-	-	(8)	(8)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(8)	-	-	(8)	(3)	-	-	(3)
Gain on disposition of operations, after-tax	-	-	3	3	-	-	3	3
Net income applicable to common shareholders	$ 190	$ 76	$ 156	$ 422	$ 161	$ 74	$ 29	$ 264
Premiums and Contract Charges - by Product								
Underwritten Products								
Traditional life insurance premiums	$ 420	$ 30	$ -	$ 450	$ 393	$ 29	$ -	$ 422
Accident and health insurance	1	696	-	697	2	644	-	646
Interest-sensitive life insurance contract charges	535	85	-	620	537	86	-	623
	956	811	-	1,767	932	759	-	1,691
Annuities								
Fixed annuity contract charges	-	-	10	10	-	-	10	10
Total premiums and contract charges	$ 956	$ 811	$ 10	$ 1,777	$ 932	$ 759	$ 10	$ 1,701
Benefit Spread by Product Group								
Life Insurance	$ 232	$ 18	$ -	$ 250	$ 212	$ 17	$ -	$ 229
Accident and health insurance	2	332	-	334	(4)	320	-	316
Annuities	-	-	(58)	(58)	-	-	(70)	(70)
Total benefit spread	$ 234	$ 350	$ (58)	$ 526	$ 208	$ 337	$ (70)	$ 475
Investment Spread by Product Group								
Life insurance	$ 90	$ 8	$ -	$ 98	$ 85	$ 8	$ -	$ 93
Accident and health insurance	4	9	-	13	4	8	-	12
Annuities and institutional products	-	-	186	186	-	-	77	77
Net investment income on investments supporting capital	57	11	123	191	56	10	104	170
Investment spread before valuation changes on embedded derivatives that are not hedged	151	28	309	488	145	26	181	352
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	-	-	(3)	(3)	-	-	(12)	(12)
Total investment spread	$ 151	$ 28	$ 306	$ 485	$ 145	$ 26	$ 169	$ 340

44

45 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 Net investment income $ 10 $ 10 $ 11 $ 10 $ 11 $ 11 $ 10 $ 31 $ 32 Operating costs and expenses (1) (93) (9) (8) (9) (7) (7) (6) (110) (20) Interest expense (82) (83) (85) (77) (73) (72) (73) (250) (218) Income tax benefit on operations 60 31 30 29 26 26 25 121 77 Preferred stock dividends (29) (29) (29) (29) (29) (29) (29) (87) (87) Operating loss (134) (80) (81) (76) (72) (71) (73) (295) (216) Realized capital gains and losses, after-tax - - - (1) - (1) - - (1) Business combination expenses, after-tax (2) (1) - (13) - - - - (14) - Net loss applicable to common shareholders $ (135) $ (80) $ (94) $ (77) $ (72) $ (72) $ (73) $ (309) $ (217) (1) (2) Includes a pension settlement loss of $86 million recorded for the three months ended September 30, 2017. Relates to SquareTrade acquisition on January 3, 2017. THE ALLSTATE CORPORATION CORPORATE AND OTHER SEGMENT RESULTS ($ in millions) Three months ended Nine months ended

THE ALLSTATE CORPORATION
INVESTMENTS
($ in millions)

PROPERTY-LIABILITY

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 4,919	$ 4,974	$ 4,623	$ 4,447	$ 4,798
Taxable	27,728	26,908	26,754	25,855	26,968
Equity securities, at fair value [(1)]	4,677	4,410	4,012	4,074	3,604
Mortgage loans	334	297	279	280	270
Limited partnership interests [(2)]	3,467	3,266	3,122	3,042	2,913
Short-term, at fair value	1,052	1,560	1,592	3,405	917
Other	1,666	1,668	1,618	1,619	1,587
Total	$ 43,843	$ 43,083	$ 42,000	$ 42,722	$ 41,057
Fixed income securities, amortized cost:					
Tax-exempt	$ 4,893	$ 4,949	$ 4,635	$ 4,498	$ 4,726
Taxable	27,397	26,585	26,529	25,706	26,447
Ratio of fair value to amortized cost	101.1%	101.1%	100.7%	100.3%	101.9%
Equity securities, cost	$ 3,995	$ 3,839	$ 3,526	$ 3,671	$ 3,212
Short-term, amortized cost	1,052	1,560	1,592	3,405	917

ALLSTATE FINANCIAL

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ -	$ -	$ -	$ -	$ 1
Taxable	24,863	25,065	25,072	25,578	26,225
Equity securities, at fair value [(1)]	1,749	1,699	1,670	1,589	1,681
Mortgage loans	3,988	4,039	4,070	4,206	4,126
Limited partnership interests [(2)]	3,132	2,940	2,860	2,771	2,674
Short-term, at fair value	819	566	818	609	733
Other	2,160	2,147	2,120	2,087	2,076
Total	$ 36,711	$ 36,456	$ 36,610	$ 36,840	$ 37,516
Fixed income securities, amortized cost:					
Tax-exempt	$ -	$ -	$ 1	$ -	$ 1
Taxable	23,457	23,678	23,860	24,424	24,330
Ratio of fair value to amortized cost	106.0%	105.9%	105.1%	104.7%	107.8%
Equity securities, cost	$ 1,465	$ 1,474	$ 1,497	$ 1,483	$ 1,585
Short-term, amortized cost	819	566	818	609	733

CORPORATE AND OTHER

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 560	$ 546	$ 541	$ 535	$ 600
Taxable	1,321	1,163	1,646	1,424	1,714
Equity securities, at fair value	8	8	3	3	3
Mortgage loans	-	-	-	-	-
Limited partnership interests	1	-	-	1	1
Short-term, at fair value	327	49	343	274	213
Other	-	-	-	-	-
Total	$ 2,217	$ 1,766	$ 2,533	$ 2,237	$ 2,531
Fixed income securities, amortized cost:					
Tax-exempt	$ 547	$ 533	$ 529	$ 527	$ 580
Taxable	1,314	1,156	1,640	1,421	1,691
Ratio of fair value to amortized cost	101.1%	101.2%	100.8%	100.6%	101.9%
Equity securities, cost	$ 8	$ 8	$ 3	$ 3	$ 3
Short-term, amortized cost	327	49	343	274	213

CONSOLIDATED

	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016
Fixed income securities, at fair value:					
Tax-exempt	$ 5,479	$ 5,520	$ 5,164	$ 4,982	$ 5,399
Taxable	53,912	53,136	53,472	52,857	54,907
Equity securities, at fair value	6,434	6,117	5,685	5,666	5,288
Mortgage loans	4,322	4,336	4,349	4,486	4,396
Limited partnership interests	6,600	6,206	5,982	5,814	5,588
Short-term, at fair value	2,198	2,175	2,753	4,288	1,863
Other	3,826	3,815	3,738	3,706	3,663
Total	$ 82,771	$ 81,305	$ 81,143	$ 81,799	$ 81,104
Fixed income securities, amortized cost:					
Tax-exempt	$ 5,440	$ 5,482	$ 5,165	$ 5,025	$ 5,307
Taxable	52,168	51,419	52,029	51,551	52,468
Ratio of fair value to amortized cost	103.1%	103.1%	102.5%	102.2%	104.4%
Equity securities, cost	$ 5,468	$ 5,321	$ 5,026	$ 5,157	$ 4,800
Short-term, amortized cost	2,198	2,175	2,753	4,288	1,863

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) As of September 30, 2017, we have commitments to invest in additional limited partnership interests totaling $1.88 billion, $1.44 billion and $3.32 billion for Property-Liability, Allstate Financial, and Consolidated, respectively.

46

THE ALLSTATE CORPORATION
UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE
($ in millions)

	September 30, 2017			June 30, 2017			March 31, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 57	$ 3,900	101.5	$ 63	$ 3,426	101.9	$ 66	$ 4,395	101.5
Municipal	310	7,794	104.1	312	7,855	104.1	258	7,507	103.6
Corporate	1,287	44,546	103.0	1,244	44,251	102.9	992	43,535	102.3
Foreign government	16	1,093	101.5	28	1,047	102.7	32	1,027	103.2
Asset-backed securities ("ABS")	7	1,270	100.6	6	1,243	100.5	3	1,265	100.2
Residential mortgage-backed securities ("RMBS")	99	611	119.3	92	641	116.8	83	672	114.1
Commercial mortgage-backed securities ("CMBS")	4	153	102.7	7	170	104.3	5	211	102.4
Redeemable preferred stock	3	24	114.3	3	23	115.0	3	24	114.3
Total fixed income securities	1,783	59,391	103.1	1,755	58,656	103.1	1,442	58,636	102.5
Equity securities	966	6,434	117.7	796	6,117	115.0	659	5,685	113.1
Short-term investments	-	2,198	100.0	-	2,175	100.0	-	2,753	100.0
Derivatives	(2)	101	n/a	(1)	108	n/a	-	108	n/a
EMA limited partnership interests [2]	-	n/a	n/a	(1)	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,747			2,549			2,101		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(203)			(198)			(165)		
Amounts recognized	(203)			(198)			(165)		
Deferred income taxes	(893)			(825)			(680)		
Unrealized net capital gains and losses, after-tax	$ 1,651			$ 1,526			$ 1,256		

	December 31, 2016			September 30, 2016			June 30, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 65	$ 3,637	101.8	$ 105	$ 4,304	102.5	$ 122	$ 3,523	103.6
Municipal	217	7,333	103.0	470	7,902	106.3	532	7,818	107.3
Corporate	859	43,601	102.0	1,804	44,474	104.2	1,566	42,700	103.8
Foreign government	32	1,075	103.1	59	1,119	105.6	61	1,152	105.6
ABS	2	1,171	100.2	(3)	1,390	99.8	(11)	1,726	99.4
RMBS	77	728	111.8	82	778	111.8	70	818	109.4
CMBS	8	270	103.1	11	315	103.6	16	368	104.5
Redeemable preferred stock	3	24	114.3	3	24	114.3	3	24	114.3
Total fixed income securities	1,263	57,839	102.2	2,531	60,306	104.4	2,359	58,129	104.2
Equity securities	509	5,666	109.9	488	5,288	110.2	341	5,265	106.9
Short-term investments	-	4,288	100.0	-	1,863	100.0	-	2,850	100.0
Derivatives	2	111	n/a	1	85	n/a	2	71	n/a
EMA limited partnership interests [2]	(4)	n/a	n/a	(5)	n/a	n/a	(5)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,770			3,015			2,697		
Amounts recognized for:									
Insurance reserves [3]	-			-			-		
DAC and DSI [4]	(146)			(216)			(195)		
Amounts recognized	(146)			(216)			(195)		
Deferred income taxes	(571)			(982)			(878)		
Unrealized net capital gains and losses, after-tax	$ 1,053			$ 1,817			$ 1,624		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.

(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment, if any, primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

47

48 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 NET INVESTMENT INCOME Fixed income securities $ 519 $ 527 $ 518 $ 514 $ 508 $ 520 $ 518 $ 1,564 $ 1,546 Equity securities 37 49 44 34 31 44 28 130 103 Mortgage loans 52 50 55 55 56 53 53 157 162 Limited partnership interests ("LP") 223 253 120 178 136 126 121 596 383 Short-term 9 6 6 5 4 3 4 21 11 Other 58 60 56 59 55 57 51 174 163 Investment income, before expense 898 945 799 845 790 803 775 2,642 2,368 Less: Investment expense (55) (48) (51) (44) (42) (41) (44) (154) (127) Net investment income $ 843 $ 897 $ 748 $ 801 $ 748 $ 762 $ 731 $ 2,488 $ 2,241 Interest-bearing investments (1) $ 627 $ 631 $ 625 $ 622 $ 613 $ 623 $ 618 $ 1,883 $ 1,854 Equity securities 37 49 44 34 31 44 28 130 103 LP and other alternative investments (2) 234 265 130 189 146 136 129 629 411 Investment income, before expense $ 898 $ 945 $ 799 $ 845 $ 790 $ 803 $ 775 $ 2,642 $ 2,368 PRE-TAX YIELDS (3) Fixed income securities 3.6% 3.7% 3.6% 3.6% 3.6% 3.7% 3.7% 3.7% 3.6 % Equity securities 2.7 3.8 3.5 2.7 2.5 3.7 2.3 3.3 2.8 Mortgage loans 4.8 4.6 4.9 5.0 5.0 4.9 4.9 4.8 4.9 Limited partnership interests 13.9 16.6 8.1 12.5 9.9 9.6 9.7 12.9 9.7 Total portfolio 4.5 4.7 4.0 4.2 4.0 4.1 4.0 4.4 4.0 Interest-bearing investments 3.7 3.8 3.7 3.7 3.7 3.8 3.7 3.7 3.7 REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE Impairment write-downs $ (23) $ (28) $ (43) $ (49) $ (63) $ (63) $ (59) $ (94) $ (185) Change in intent write-downs (5) (22) (16) (21) (10) (16) (22) (43) (48) Net other-than-temporary impairment losses recognized in earnings (28) (50) (59) (70) (73) (79) (81) (137) (233) Sales and other 148 139 208 47 121 104 (59) 495 166 Valuation and settlements of derivative instruments (17) (8) (15) 25 (15) (1) (9) (40) (25) Total $ 103 $ 81 $ 134 $ 2 $ 33 $ 24 $ (149) $ 318 $ (92) TOTAL RETURN ON INVESTMENT PORTFOLIO (4) Income 1.0% 1.1% 0.9% 1.0% 0.9% 1.0% 0.9% 3.1% 2.8 % Valuation 0.5 0.7 0.7 (1.7) 0.4 0.9 1.1 1.8 2.4 Total 1.5% 1.8% 1.6% (0.7) % 1.3% 1.9% 2.0% 4.9% 5.2 % AVERAGE INVESTMENT BALANCES (in billions) (5) $ 79.4 $ 78.9 $ 79.5 $ 79.1 $ 77.5 $ 76.9 $ 76.8 $ 79.5 $ 77.2 (1) (2) (3) (4) (5) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprise limited partnership interests and other alternative investments, including real estate, timber and agriculture-related investments classified as other investments. Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships, bank loans and agent loans divided by the average fair value balances. Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded. Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate, timber and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). For investments carried at fair value, investment balances exclude unrealized capital gains and losses. THE ALLSTATE CORPORATION NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) ($ in millions) Three months ended Nine months ended

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
NET INVESTMENT INCOME									
Fixed income securities:									
Tax-exempt	$ 23	$ 23	$ 22	$ 23	$ 23	$ 23	$ 23	$ 68	$ 69
Taxable	209	210	204	200	192	198	200	623	590
Equity securities	28	33	29	24	21	30	20	90	71
Mortgage loans	4	2	3	3	3	3	3	9	9
Limited partnership interests	108	118	55	82	69	60	58	281	187
Short-term	5	4	4	3	3	1	2	13	6
Other	25	27	22	24	22	23	20	74	65
Investment income, before expense	402	417	339	359	333	338	326	1,158	997
Less: Investment expense	(30)	(26)	(28)	(21)	(23)	(22)	(24)	(84)	(69)
Net investment income	$ 372	$ 391	$ 311	$ 338	$ 310	$ 316	$ 302	$ 1,074	$ 928
Net investment income, after-tax	$ 252	$ 264	$ 212	$ 231	$ 211	$ 215	$ 206	$ 728	$ 632
Interest-bearing investments	$ 259	$ 259	$ 249	$ 246	$ 238	$ 241	$ 243	$ 767	$ 722
Equity securities	28	33	29	24	21	30	20	90	71
LP and other alternative investments	115	125	61	89	74	67	63	301	204
Investment income, before expense	$ 402	$ 417	$ 339	$ 359	$ 333	$ 338	$ 326	$ 1,158	$ 997
PRE-TAX YIELDS									
Fixed income securities:									
Tax-exempt	1.9 %	1.9 %	1.9 %	2.0 %	2.0 %	2.1 %	2.1 %	1.9 %	2.1 %
Equivalent yield for tax-exempt	2.8	2.8	2.8	2.9	2.9	3.1	3.1	2.8	3.1
Taxable	3.1	3.1	3.1	3.1	3.0	3.2	3.2	3.1	3.1
Equity securities	2.8	3.6	3.3	2.8	2.6	3.6	2.4	3.2	2.9
Mortgage loans	4.2	3.7	3.8	3.9	3.7	3.9	4.0	3.9	3.9
Limited partnership interests	12.9	14.8	7.1	11.0	9.6	8.6	8.9	11.6	9.0
Total portfolio	3.7	3.9	3.2	3.4	3.3	3.5	3.3	3.6	3.4
Interest-bearing investments	3.0	3.0	2.9	2.9	2.9	3.0	3.0	2.9	3.0
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE									
Fixed income securities:									
Tax-exempt	$ 2	$ (2)	$ (2)	$ (9)	$ 8	$ 4	$ 3	$ (2)	$ 15
Taxable	33	40	14	(17)	9	20	(47)	87	(18)
Equity securities	50	23	106	49	42	15	(60)	179	(3)
Limited partnership interests	10	21	27	(29)	13	(10)	13	58	16
Derivatives and other	(13)	3	(10)	20	(19)	(3)	(8)	(20)	(30)
Total	$ 82	$ 85	$ 135	$ 14	$ 53	$ 26	$ (99)	$ 302	$ (20)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (17)	$ (16)	$ (22)	$ (27)	$ (26)	$ (42)	$ (35)	$ (55)	$ (103)
Change in intent write-downs	(5)	(21)	(13)	(17)	(8)	(12)	(19)	(39)	(39)
Net other-than-temporary impairment losses recognized in earnings	(22)	(37)	(35)	(44)	(34)	(54)	(54)	(94)	(142)
Sales and other	117	126	180	43	101	82	(41)	423	142
Valuation and settlements of derivative instruments	(13)	(4)	(10)	15	(14)	(2)	(4)	(27)	(20)
Total	$ 82	$ 85	$ 135	$ 14	$ 53	$ 26	$ (99)	$ 302	$ (20)
AVERAGE INVESTMENT BALANCES (in billions)	$ 42.5	$ 41.7	$ 41.8	$ 41.1	$ 39.5	$ 38.5	$ 38.3	$ 42.1	$ 38.9

49

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)
($ in millions)

	Three months ended							Nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
NET INVESTMENT INCOME									
Fixed income securities	$ 277	$ 283	$ 281	$ 280	$ 282	$ 288	$ 284	$ 841	$ 854
Equity securities	9	16	15	10	10	14	8	40	32
Mortgage loans	48	48	52	52	53	50	50	148	153
Limited partnership interests	115	135	65	96	67	66	63	315	196
Short-term	3	2	1	2	1	1	2	6	4
Other	33	32	33	34	32	33	30	98	95
Investment income, before expense	485	516	447	474	445	452	437	1,448	1,334
Less: Investment expense	(24)	(20)	(21)	(21)	(18)	(17)	(18)	(65)	(53)
Net investment income	$ 461	$ 496	$ 426	$ 453	$ 427	$ 435	$ 419	$ 1,383	$ 1,281
Net investment income, after-tax	$ 300	$ 322	$ 277	$ 294	$ 278	$ 282	$ 273	$ 899	$ 833
Interest-bearing investments	$ 357	$ 360	$ 363	$ 364	$ 363	$ 369	$ 363	$ 1,080	$ 1,095
Equity securities	9	16	15	10	10	14	8	40	32
LP and other alternative investments	119	140	69	100	72	69	66	328	207
Investment income, before expense	$ 485	$ 516	$ 447	$ 474	$ 445	$ 452	$ 437	$ 1,448	$ 1,334
PRE-TAX YIELDS									
Fixed income securities	4.7 %	4.8 %	4.7 %	4.6 %	4.6 %	4.7 %	4.6 %	4.7 %	4.6 %
Equity securities	2.6	4.2	4.0	2.6	2.5	3.9	2.1	3.6	2.8
Mortgage loans	4.8	4.7	5.0	5.0	5.1	4.9	4.9	4.8	5.0
Limited partnership interests	15.1	18.6	9.3	14.1	10.2	10.7	10.7	14.3	10.5
Total portfolio	5.5	5.8	5.0	5.3	4.9	5.0	4.8	5.4	4.9
Interest-bearing investments	4.7	4.7	4.7	4.7	4.6	4.6	4.6	4.7	4.6
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE									
Fixed income securities	$ 6	$ (6)	$ (7)	$ (16)	$ (19)	$ (1)	$ (26)	$ (7)	$ (46)
Equity securities	7	(4)	-	8	3	(4)	(30)	3	(31)
Mortgage loans	1	-	-	(1)	-	1	-	1	1
Limited partnership interests	11	10	13	(17)	(1)	-	13	34	12
Derivatives and other	(4)	(4)	(7)	15	(4)	4	(6)	(15)	(6)
Total	$ 21	$ (4)	$ (1)	$ (11)	$ (21)	$ -	$ (49)	$ 16	$ (70)
REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE									
Impairment write-downs	$ (6)	$ (12)	$ (21)	$ (22)	$ (37)	$ (18)	$ (24)	$ (39)	$ (79)
Change in intent write-downs	-	(1)	(3)	(4)	(2)	(4)	(3)	(4)	(9)
Net other-than-temporary impairment losses recognized in earnings	(6)	(13)	(24)	(26)	(39)	(22)	(27)	(43)	(88)
Sales and other	31	13	28	5	19	21	(17)	72	23
Valuation and settlements of derivative instruments	(4)	(4)	(5)	10	(1)	1	(5)	(13)	(5)
Total	$ 21	$ (4)	$ (1)	$ (11)	$ (21)	$ -	$ (49)	$ 16	$ (70)
AVERAGE INVESTMENT BALANCES (in billions)	$ 34.9	$ 35.0	$ 35.4	$ 35.6	$ 35.7	$ 35.9	$ 35.9	$ 35.2	$ 35.8

50

51 Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Sept. 30, Sept. 30, 2017 2017 2017 2016 2016 2016 2016 2017 2016 MARKET-BASED ("MB") (1) Investment Position Interest-bearing investments $ 69,070 $ 68,331 $ 68,836 $ 69,688 $ 69,579 $ 68,357 $ 68,001 $ 69,070 $ 69,579 Equity securities 6,336 6,021 5,578 5,567 5,194 5,192 5,032 6,336 5,194 LP and other alternative investments (2) 694 591 555 535 481 405 403 694 481 Total $ 76,100 $ 74,943 $ 74,969 $ 75,790 $ 75,254 $ 73,954 $ 73,436 $ 76,100 $ 75,254 Investment income Interest-bearing investments $ 625 $ 629 $ 624 $ 622 $ 611 $ 618 $ 614 $ 1,878 $ 1,843 Equity securities 37 45 35 34 31 44 28 117 103 LP and other alternative investments 1 - - (1) 1 - - 1 1 Investment income, before expense 663 674 659 655 643 662 642 1,996 1,947 Investee level expenses (3) (1) (2) (1) (1) (1) (1) (1) (4) (3) Income for yield calculation $ 662 $ 672 $ 658 $ 654 $ 642 $ 661 $ 641 $ 1,992 $ 1,944 Market-based pre-tax yield 3.6% 3.7% 3.6% 3.6% 3.6% 3.7% 3.6% 3.6% 3.6 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (7) $ (19) $ (36) $ (26) $ (37) $ (50) $ (31) $ (62) $ (118) Change in intent write-downs (5) (22) (16) (21) (10) (16) (21) (43) (47) Net other-than-temporary impairment losses recognized in earnings (12) (41) (52) (47) (47) (66) (52) (105) (165) Sales and other 148 129 208 43 118 123 (80) 485 161 Valuation and settlements of derivative instruments (12) (1) (10) 13 (13) (5) (6) (23) (24) Total $ 124 $ 87 $ 146 $ 9 $ 58 $ 52 $ (138) $ 357 $ (28) PERFORMANCE-BASED ("PB") (4) Investment Position Interest-bearing investments $ 130 $ 129 $ 108 $ 113 $ 130 $ 162 $ 162 $ 130 $ 130 Equity securities 98 96 107 99 94 73 85 98 94 LP and other alternative investments 6,443 6,137 5,959 5,797 5,626 5,505 5,194 6,443 5,626 Total $ 6,671 $ 6,362 $ 6,174 $ 6,009 $ 5,850 $ 5,740 $ 5,441 $ 6,671 $ 5,850 Investment income Interest-bearing investments $ 2 $ 2 $ 1 $ - $ 2 $ 5 $ 4 $ 5 $ 11 Equity securities - 4 9 - - - - 13 - LP and other alternative investments 233 265 130 190 145 136 129 628 410 Investment income, before expense 235 271 140 190 147 141 133 646 421 Investee level expenses (8) (8) (9) (8) (8) (8) (8) (25) (24) Income for yield calculation $ 227 $ 263 $ 131 $ 182 $ 139 $ 133 $ 125 $ 621 $ 397 Performance-based pre-tax yield 14.0% 16.8% 8.7% 12.3% 9.7% 9.5% 9.3% 13.2% 9.5 % Realized capital gains and losses (pre-tax) by transaction type Impairment write-downs $ (16) $ (9) $ (7) $ (23) $ (26) $ (13) $ (28) $ (32) $ (67) Change in intent write-downs - - - - - - (1) - (1) Net other-than-temporary impairment losses recognized in earnings (16) (9) (7) (23) (26) (13) (29) (32) (68) Sales and other - 10 - 4 3 (19) 21 10 5 Valuation and settlements of derivative instruments (5) (7) (5) 12 (2) 4 (3) (17) (1) Total $ (21) $ (6) $ (12) $ (7) $ (25) $ (28) $ (11) $ (39) $ (64) (1) (2) (3) (4) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Market-based investments include publicly traded equity securities classified as limited partnerships. When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate, timber and other consolidated investments. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, real estate, infrastructure, timber and agriculture-related assets. THE ALLSTATE CORPORATION CONSOLIDATED INVESTMENT POSITION AND RESULTS BY STRATEGY ($ in millions) As of or for the three months ended As of or for the nine months ended

THE ALLSTATE CORPORATION
PROPERTY-LIABILITY
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
MARKET-BASED									
Investment Position									
Interest-bearing investments	$ 35,232	$ 34,943	$ 34,389	$ 35,138	$ 34,057	$ 32,729	$ 31,852	$ 35,232	$ 34,057
Equity securities	4,625	4,359	3,956	4,022	3,554	3,589	3,660	4,625	3,554
LP and other alternative investments	474	400	376	369	333	282	277	474	333
Total	$ 40,331	$ 39,702	$ 38,721	$ 39,529	$ 37,944	$ 36,600	$ 35,789	$ 40,331	$ 37,944
Investment income									
Interest-bearing investments	$ 257	$ 257	$ 248	$ 247	$ 236	$ 239	$ 240	$ 762	$ 715
Equity securities	28	31	24	24	21	30	20	83	71
LP and other alternative investments	1	-	-	(1)	-	-	-	1	-
Investment income, before expense	286	288	272	270	257	269	260	846	786
Investee level expenses	(1)	(2)	(1)	(1)	(1)	(1)	(1)	(4)	(3)
Income for yield calculation	$ 285	$ 286	$ 271	$ 269	$ 256	$ 268	$ 259	$ 842	$ 783
Market-based pre-tax yield	2.9 %	3.0 %	2.8 %	2.8 %	2.8 %	3.0 %	2.9 %	2.9 %	2.9 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs	$ (3)	$ (11)	$ (18)	$ (13)	$ (14)	$ (25)	$ (22)	$ (32)	$ (61)
Change in intent write-downs	(5)	(21)	(13)	(17)	(8)	(12)	(18)	(39)	(38)
Net other-than-temporary impairment losses recognized in earnings	(8)	(32)	(31)	(30)	(22)	(37)	(40)	(71)	(99)
Sales and other	118	114	181	39	98	87	(48)	413	137
Valuation and settlements of derivative instruments	(10)	(1)	(9)	10	(13)	(4)	(3)	(20)	(20)
Total	$ 100	$ 81	$ 141	$ 19	$ 63	$ 46	$ (91)	$ 322	$ 18
PERFORMANCE-BASED									
Investment Position									
Interest-bearing investments	$ 107	$ 109	$ 94	$ 95	$ 109	$ 129	$ 128	$ 107	$ 109
Equity securities	52	51	56	52	50	43	49	52	50
LP and other alternative investments	3,353	3,221	3,129	3,046	2,954	2,917	2,770	3,353	2,954
Total	$ 3,512	$ 3,381	$ 3,279	$ 3,193	$ 3,113	$ 3,089	$ 2,947	$ 3,512	$ 3,113
Investment income									
Interest-bearing investments	$ 2	$ 2	$ 1	$ (1)	$ 2	$ 2	$ 3	$ 5	$ 7
Equity securities	-	2	5	-	-	-	-	7	-
LP and other alternative investments	114	125	61	90	74	67	63	300	204
Investment income, before expense	116	129	67	89	76	69	66	312	211
Investee level expenses	(4)	(3)	(5)	(4)	(4)	(3)	(4)	(12)	(11)
Income for yield calculation	$ 112	$ 126	$ 62	$ 85	$ 72	$ 66	$ 62	$ 300	$ 200
Performance-based pre-tax yield	13.0 %	15.2 %	7.7 %	11.0 %	9.5 %	8.7 %	8.4 %	12.0 %	8.9 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs	$ (14)	$ (5)	$ (4)	$ (14)	$ (12)	$ (17)	$ (13)	$ (23)	$ (42)
Change in intent write-downs	-	-	-	-	-	-	(1)	-	(1)
Net other-than-temporary impairment losses recognized in earnings	(14)	(5)	(4)	(14)	(12)	(17)	(14)	(23)	(43)
Sales and other	(1)	12	(1)	4	3	(5)	7	10	5
Valuation and settlements of derivative instruments	(3)	(3)	(1)	5	(1)	2	(1)	(7)	-
Total	$ (18)	$ 4	$ (6)	$ (5)	$ (10)	$ (20)	$ (8)	$ (20)	$ (38)

52

THE ALLSTATE CORPORATION
ALLSTATE FINANCIAL
INVESTMENT POSITION AND RESULTS BY STRATEGY
($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
MARKET-BASED									
Investment Position									
Interest-bearing investments	$ 31,630	$ 31,630	$ 31,917	$ 32,317	$ 32,995	$ 33,387	$ 33,351	$ 31,630	$ 32,995
Equity securities	1,703	1,654	1,619	1,542	1,637	1,600	1,369	1,703	1,637
LP and other alternative investments	219	191	179	165	147	122	122	219	147
Total	$ 33,552	$ 33,475	$ 33,715	$ 34,024	$ 34,779	$ 35,109	$ 34,842	$ 33,552	$ 34,779
Investment income									
Interest-bearing investments	$ 357	$ 360	$ 363	$ 363	$ 363	$ 366	$ 362	$ 1,080	$ 1,091
Equity securities	9	14	11	10	10	14	8	34	32
LP and other alternative investments	-	-	-	-	1	-	-	-	1
Investment income, before expense	366	374	374	373	374	380	370	1,114	1,124
Investee level expenses	-	-	-	-	-	-	-	-	-
Income for yield calculation	$ 366	$ 374	$ 374	$ 373	$ 374	$ 380	$ 370	$ 1,114	$ 1,124
Market-based pre-tax yield	4.6 %	4.7 %	4.6 %	4.5 %	4.5 %	4.6 %	4.4 %	4.6 %	4.5 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs	$ (4)	$ (8)	$ (18)	$ (13)	$ (23)	$ (22)	$ (9)	$ (30)	$ (54)
Change in intent write-downs	-	(1)	(3)	(4)	(2)	(4)	(3)	(4)	(9)
Net other-than-temporary impairment losses recognized in earnings	(4)	(9)	(21)	(17)	(25)	(26)	(12)	(34)	(63)
Sales and other	30	15	27	5	19	35	(31)	72	23
Valuation and settlements of derivative instruments	(2)	-	(1)	3	-	(1)	(3)	(3)	(4)
Total	$ 24	$ 6	$ 5	$ (9)	$ (6)	$ 8	$ (46)	$ 35	$ (44)
PERFORMANCE-BASED									
Investment Position									
Interest-bearing investments	$ 23	$ 20	$ 14	$ 18	$ 21	$ 33	$ 34	$ 23	$ 21
Equity securities	46	45	51	47	44	30	36	46	44
LP and other alternative investments	3,090	2,916	2,830	2,751	2,672	2,588	2,424	3,090	2,672
Total	$ 3,159	$ 2,981	$ 2,895	$ 2,816	$ 2,737	$ 2,651	$ 2,494	$ 3,159	$ 2,737
Investment income									
Interest-bearing investments	$ -	$ -	$ -	$ 1	$ -	$ 3	$ 1	$ -	$ 4
Equity securities	-	2	4	-	-	-	-	6	-
LP and other alternative investments	119	140	69	100	71	69	66	328	206
Investment income, before expense	119	142	73	101	71	72	67	334	210
Investee level expenses	(4)	(5)	(4)	(4)	(4)	(5)	(4)	(13)	(13)
Income for yield calculation	$ 115	$ 137	$ 69	$ 97	$ 67	$ 67	$ 63	$ 321	$ 197
Performance-based pre-tax yield	15.1 %	18.6 %	9.8 %	13.8 %	10.0 %	10.4 %	10.4 %	14.5 %	10.3 %
Realized capital gains and losses (pre-tax) by transaction type									
Impairment write-downs	$ (2)	$ (4)	$ (3)	$ (9)	$ (14)	$ 4	$ (15)	$ (9)	$ (25)
Change in intent write-downs	-	-	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	(4)	(3)	(9)	(14)	4	(15)	(9)	(25)
Sales and other	1	(2)	1	-	-	(14)	14	-	-
Valuation and settlements of derivative instruments	(2)	(4)	(4)	7	(1)	2	(2)	(10)	(1)
Total	$ (3)	$ (10)	$ (6)	$ (2)	$ (15)	$ (8)	$ (3)	$ (19)	$ (26)

53

THE ALLSTATE CORPORATION
PERFORMANCE-BASED INVESTMENTS
($ in millions)

	As of or for the three months ended							As of or for the nine months ended	
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016	Sept. 30, 2017	Sept. 30, 2016
Investment position									
Limited partnerships									
Private equity	$ 4,650	$ 4,333	$ 4,139	$ 4,031	$ 3,839	$ 3,663	$ 3,324	$ 4,650	$ 3,839
Real estate [(1)]	1,296	1,320	1,325	1,281	1,301	1,374	1,399	1,296	1,301
PB - limited partnerships	5,946	5,653	5,464	5,312	5,140	5,037	4,723	5,946	5,140
Non-LP									
Private equity	170	171	161	151	165	179	190	170	165
Real estate	555	538	549	546	545	524	528	555	545
PB - non-LP	725	709	710	697	710	703	718	725	710
Total									
Private equity	4,820	4,504	4,300	4,182	4,004	3,842	3,514	4,820	4,004
Real estate	1,851	1,858	1,874	1,827	1,846	1,898	1,927	1,851	1,846
Total PB	$ 6,671	$ 6,362	$ 6,174	$ 6,009	$ 5,850	$ 5,740	$ 5,441	$ 6,671	$ 5,850
Investment income									
Limited partnerships									
Private equity	$ 183	$ 209	$ 114	$ 145	$ 112	$ 113	$ 85	$ 506	$ 310
Real estate	40	44	6	34	23	13	36	90	72
PB - limited partnerships	223	253	120	179	135	126	121	596	382
Non-LP									
Private equity	2	5	9	1	2	4	2	16	8
Real estate	10	13	11	10	10	11	10	34	31
PB - non-LP	12	18	20	11	12	15	12	50	39
Total									
Private equity	185	214	123	146	114	117	87	522	318
Real estate	50	57	17	44	33	24	46	124	103
Total PB	$ 235	$ 271	$ 140	$ 190	$ 147	$ 141	$ 133	$ 646	$ 421
Investee level expenses	$ (8)	$ (8)	$ (9)	$ (8)	$ (8)	$ (8)	$ (8)	$ (25)	$ (24)
Realized capital gains and losses									
Limited partnerships									
Private equity	$ (17)	$ (8)	$ (10)	$ (26)	$ (23)	$ (20)	$ 12	$ (35)	$ (31)
Real estate	-	4	1	2	2	-	1	5	3
PB - limited partnerships	(17)	(4)	(9)	(24)	(21)	(20)	13	(30)	(28)
Non-LP									
Private equity	(4)	(11)	(4)	16	(4)	(8)	(25)	(19)	(37)
Real estate	-	9	1	1	-	-	1	10	1
PB - non-LP	(4)	(2)	(3)	17	(4)	(8)	(24)	(9)	(36)
Total									
Private equity	(21)	(19)	(14)	(10)	(27)	(28)	(13)	(54)	(68)
Real estate	-	13	2	3	2	-	2	15	4
Total PB	$ (21)	$ (6)	$ (12)	$ (7)	$ (25)	$ (28)	$ (11)	$ (39)	$ (64)
Pre-Tax Yield	14.0 %	16.8 %	8.7 %	12.3 %	9.7 %	9.5 %	9.3 %	13.2 %	9.5 %
Internal Rate of Return [(2)]									
10 Year	8.5 %	8.3 %	9.5 %	10.1 %	10.1 %	10.2 %	10.5 %		
5 Year	12.7	11.9	11.9	12.0	11.7	12.0	12.7		

(1) Includes Timber and agriculture-related assets.

(2) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

54

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INTERESTS

($ in millions)

	As of or for the three months ended						
	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2016	Sept. 30, 2016	June 30, 2016	March 31, 2016
Investment position							
Accounting basis							
Cost method	$ 1,339	$ 1,269	$ 1,293	$ 1,282	$ 1,375	$ 1,284	$ 1,193
Equity method ("EMA") [1]	5,261	4,937	4,689	4,532	4,213	4,123	3,898
Total	$ 6,600	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Cost method-fair value [2]	$ 1,579	$ 1,511	$ 1,525	$ 1,493	$ 1,600	$ 1,511	$ 1,466
Underlying investment							
Private equity	$ 4,650	$ 4,333	$ 4,139	$ 4,031	$ 3,839	$ 3,663	$ 3,324
Real estate	1,296	1,320	1,325	1,281	1,301	1,374	1,399
Other	654	553	518	502	448	370	368
Total	$ 6,600	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Segment							
Property-Liability	$ 3,467	$ 3,266	$ 3,122	$ 3,042	$ 2,913	$ 2,842	$ 2,688
Allstate Financial	3,132	2,940	2,860	2,771	2,674	2,564	2,399
Corporate and Other	1	-	-	1	1	1	4
Total	$ 6,600	$ 6,206	$ 5,982	$ 5,814	$ 5,588	$ 5,407	$ 5,091
Total Income							
Accounting basis							
Cost method	$ 64	$ 51	$ 37	$ 26	$ 43	$ 47	$ 39
Equity method	159	202	83	152	93	79	82
Total	$ 223	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
Underlying investment							
Private equity	$ 183	$ 209	$ 114	$ 145	$ 112	$ 113	$ 85
Real estate	40	44	6	34	23	13	36
Other	-	-	-	(1)	1	-	-
Total	$ 223	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
Segment							
Property-Liability	$ 108	$ 118	$ 55	$ 82	$ 69	$ 60	$ 58
Allstate Financial	115	135	65	96	67	66	63
Total	$ 223	$ 253	$ 120	$ 178	$ 136	$ 126	$ 121
[1] Approximate cumulative pre-tax appreciation	$ 858	$ 787	$ 611	$ 511	$ 469	$ 469	$ 408

[2] The fair value of cost method limited partnerships is determined using reported net asset values.

55

56 Definitions of Non-GAAP Measures Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Operating income is net income applicable to common shareholders, excluding: - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income, - valuation changes on embedded derivatives that are not hedged, after-tax, - amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax, - business combination expenses and the amortization of purchased intangible assets, after-tax, - gain (loss) on disposition of operations, after-tax, and - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to operating income. We use operating income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Operating income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of operating income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of operating income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "SquareTrade Profitability Measures", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Operating income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of operating income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have operating income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Operating income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and operating income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". Adjusted SquareTrade operating income is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after-tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted SquareTrade operating income. We use adjusted SquareTrade operating income as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted SquareTrade operating income highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted SquareTrade operating income and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted SquareTrade operating income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted SquareTrade operating income is provided in the schedule, "SquareTrade Profitability Measures".